     As filed with the Securities and Exchange Commission on April 29, 1998


                                              1933 Act Registration No. 33-25137
                                              1940 Act File No. 811-5682

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ x ]

                        Pre-Effective Amendment No.                        [ x ]


                      Post-Effective Amendment No. 11                      [ x ]

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ x ]

                             Amendment No. 13                              [ x ]


                            THE BRADFORD FUNDS, INC.
                             THE BRADFORD MONEY FUND
               (Exact Name of Registrant as Specified in Charter)


                   600 Fifth Avenue, New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, Including Area Code:
                                 (888) 226-5504

                                                           Copy to:
R. Patrick Shepherd, Esq.                                  Kristin H. Ives, Esq.
J. C. Bradford & Co. LLC                                   Baker & Hostetler LLP
330 Commerce Street                                        Capital Square
Nashville, Tennessee 37201                                 Suite 2100
(Name and Address of Agent                                 65 East State Street
for Service)                                               Columbus, Ohio 43215



Approximate Date of Proposed Public Offering: Immediately upon effectiveness

It is proposed that this filing will become effective (check appropriate box):

          immediately upon filing pursuant to paragraph (b)
      ---

       X  on April 30, 1998, pursuant to paragraph (b)
      ---

          60 days after filing pursuant to paragraph (a)(1)
      ---
          on (date) pursuant to paragraph (a)(1)
      ---
          75 days after filing pursuant to paragraph (a)(2)
      ---
          on (date) pursuant to paragraph (a)(2) of Rule 485
      ---

If appropriate, check the following box:

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                      Title of Securities Being Registered:
               Shares of capital stock, par value $.001 per share.

                            THE BRADFORD FUNDS, INC.
                             THE BRADFORD MONEY FUND

                       Registration Statement on Form N-1A

                       -----------------------------------

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)

                       -----------------------------------

Form N-1A
Item No.                                          Prospectus Heading
--------                                          ------------------------------
1.   Cover Page . . . . . . . . . . . . . . . .   Cover Page

2.   Synopsis . . . . . . . . . . . . . . . . .   Fund Expenses

3.   Condensed Financial Information. . . . . .   Financial Highlights; Yield
                                                  Information

4.   General Description of
       Registrant . . . . . . . . . . . . . . .   Cover Page; The Fund;
                                                  Investment Objective and
                                                  Policies

5.   Management of the Fund . . . . . . . . . .   Management

5A.  Management's Discussion of Fund
       Performance. . . . . . . . . . . . . . .   Not Applicable

6.   Capital Stock and Other
       Securities . . . . . . . . . . . . . . .   Description of Shares;
                                                  Determination of Net Asset
                                                  Value; Dividends and
                                                  Distributions; Taxes; Other
                                                  Information

7.   Purchase of Securities Being
       Offered. . . . . . . . . . . . . . . . .   Cover Page; Fund Expenses;
                                                  Purchase and Redemption of
                                                  Shares; Distribution of
                                                  Shares; Determination of Net
                                                  Asset Value

8.   Redemption or Repurchase . . . . . . . . .   Fund Expenses; Purchase and
                                                  Redemption of Shares

9.   Pending Legal Proceedings. . . . . . . . .   None

                            THE BRADFORD FUNDS, INC.
                            THE BRADFORD MONEY FUND

                                600 FIFTH AVENUE


                            NEW YORK, NEW YORK 10020


                                 (888) 226-5504


     The Bradford Funds, Inc. (the "Company") is an open-end, diversified management investment company authorized to issue shares of multiple portfolios. The Company is currently offering shares of one portfolio, The Bradford Money Fund (the "Money Fund" or the "Fund"). The investment objective of the Money Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve this objective by investing in high quality, U.S. dollar-denominated money market instruments such as short-term U.S. Government securities, bank certificates of deposit, commercial paper and repurchase agreements.

     For more detailed information on how to purchase or redeem shares of the Fund, please refer to the section of this Prospectus entitled "Purchase and Redemption of Shares."

     THE SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, NOR ARE SUCH SHARES FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE FUND WILL ATTEMPT TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL ALWAYS BE ABLE TO DO SO.

     J.C. Bradford & Co. LLC acts as distributor and transfer agent for the Fund's shares, and Bradford Capital Management, Ltd. serves as investment adviser for the Fund.


     This Prospectus contains concise information that a prospective investor should know before investing. Please read it carefully and keep it for future reference. A Statement of Additional Information, dated April 30, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It may be obtained free of charge upon oral or written request of the Fund at the address and telephone number set forth above.


--------------------------------------------------------------------------------


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


PROSPECTUS                                                        APRIL 30, 1998

                                    CONTENTS


                                                              PAGE
                                                              ----
Fund Expenses...............................................    2
Financial Highlights........................................    3
Yield Information...........................................    4
The Fund....................................................    4
Investment Objective and Policies...........................    4
Purchase and Redemption of Shares...........................    8
Determination of Net Asset Value............................   11
Management..................................................   11
Distribution of Shares......................................   13
Dividends and Distributions.................................   14
Taxes.......................................................   14
Description of Shares.......................................   14
Other Information...........................................   15


FUND EXPENSES
--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge on Purchases.........................         None
  Maximum Sales Charge on Reinvested Dividends..............         None
  Redemption Fees or Deferred Sales Charge..................         None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS)
  Advisory Fee..............................................          .35%(1)
  Rule 12b-1 (Distribution Plan) Fees.......................          .20%
  Other Expenses............................................          .19%
     Administration Fee.....................................  .04%
     Transfer Agency Fees...................................  .10%
     Other..................................................  .05%
       Total Fund Operating Expenses........................          .74%(1)
                                                                     ====


     The purpose of the above table is to assist investors in understanding the various costs and expenses that an investor in shares of the Money Fund can be expected to bear directly (shareholder transaction expenses) or indirectly (annual operating expenses). "Other Expenses" includes such expenses as custodial, transfer agent and administration fees and audit, legal, printing and other business operating expenses, but excludes extraordinary expenses or any fees charged by J.C. Bradford & Co. LLC to its customer accounts which may have invested in shares of the Money Fund. For further details, see "MANAGEMENT" and "DISTRIBUTION OF SHARES."

---------------


     (1)For the year ended December 31, 1997 and the year ending December 31, 1998, Bradford Capital Management, Ltd., as investment adviser, has agreed with the Company to waive five basis points or charge only 0.30% on the Fund's average daily net assets in excess of $1 billion. Absent such voluntary fee reduction, Advisory Fees and Total Fund Operating Expenses for the year ended December 31, 1997 would have been .36% and .75%, respectively. (See
"MANAGEMENT -- Investment Adviser.")

     The following example applies the above-stated expenses to a hypothetical $1,000 investment in the Fund over the time periods shown below, assuming a 5% annual rate of return on the investment and also assuming that the shares were redeemed at the end of each stated period and that all dividends and distributions were reinvested. The amounts of expenses shown below are cumulative for the periods shown.


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $8       $24       $41       $92


     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. EXPENSES ARE SUBJECT TO CHANGE AND ACTUAL EXPENSES MAY BE LESS OR GREATER THAN THOSE ILLUSTRATED ABOVE.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The following Financial Highlights with respect to a share of the Fund outstanding during the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, independent auditors for the Company, whose report thereon, insofar as it relates to each of the years in the five year period ended December 31, 1997, is included in the Statement of Additional Information and may be obtained by shareholders. Further financial information is included in the Statement of Additional Information.


SELECTED FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                               FOR THE         FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                              YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                             DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                 1997            1996           1995           1994           1993           1992
                             ------------    ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning
 of Period.................   $     1.00      $     1.00     $     1.00      $   1.00       $   1.00       $   1.00
                              ----------      ----------     ----------      --------       --------       --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net Investment Income.....        .0485           .0468          .0515         .0343          .0247          .0308
 Net Realized Gain on
   Investments.............           --              --             --            --             --          .0001
                              ----------      ----------     ----------      --------       --------       --------
     Total From Investment
       Operations..........        .0485           .0468          .0515         .0343          .0247          .0309
                              ----------      ----------     ----------      --------       --------       --------
LESS DISTRIBUTIONS:
 Dividend to Shareholders
   from Net Investment
   Income..................       (.0485)         (.0468)        (.0515)       (.0343)        (.0247)        (.0308)
 Dividend to Shareholders
   from Net Realized
   Gains...................           --              --             --            --             --         (.0001)
                              ----------      ----------     ----------      --------       --------       --------
       Total Distributions        (.0485)         (.0468)        (.0515)       (.0343)        (.0247)        (.0309)
                              ----------      ----------     ----------      --------       --------       --------
Net Asset Value, End of
 Period....................   $     1.00      $     1.00     $     1.00      $   1.00       $   1.00       $   1.00
                              ==========      ==========     ==========      ========       ========       ========
TOTAL RETURN...............         4.96%           4.78%          5.28%         3.48%          2.50%          3.13%
RATIO/SUPPLEMENT DATA:
 Net Assets, End of Period
   (in thousands)..........   $1,563,288      $1,234,321     $1,009,370      $677,177       $719,337       $652,622
 Ratio of Expenses to
   Average Daily Net Assets          .74%(b)         .77%(b)        .80%(b)       .80%(b)        .81%(b)        .85%
 Ratio of Net Investment
   Income to Average Daily
   Net Assets..............         4.87%(b)        4.68%(b)       5.15%(b)      3.39%(b)       2.47%(b)       3.08%

                                                           FOR THE PERIOD
                                                            FEBRUARY 8,
                               FOR THE        FOR THE         1989(A)
                              YEAR ENDED     YEAR ENDED       THROUGH
                             DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                 1991           1990            1989
                             ------------   ------------   --------------
Net Asset Value, Beginning
 of Period.................    $   1.00       $   1.00        $   1.00
                               --------       --------        --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net Investment Income.....       .0531          .0736           .0747
 Net Realized Gain on
   Investments.............          --             --              --
                               --------       --------        --------
     Total From Investment
       Operations..........       .0531          .0736           .0747
                               --------       --------        --------
LESS DISTRIBUTIONS:
 Dividend to Shareholders
   from Net Investment
   Income..................      (.0531)        (.0736)         (.0747)
 Dividend to Shareholders
   from Net Realized
   Gains...................          --             --              --
                               --------       --------        --------
       Total Distributions       (.0531)        (.0736)         (.0747)
                               --------       --------        --------
Net Asset Value, End of
 Period....................    $   1.00       $   1.00        $   1.00
                               ========       ========        ========
TOTAL RETURN...............        5.44%          7.61%           8.73%(c)
RATIO/SUPPLEMENT DATA:
 Net Assets, End of Period
   (in thousands)..........    $605,089       $542,724        $470,485
 Ratio of Expenses to
   Average Daily Net Assets         .88%           .92%            .97%(c)
 Ratio of Net Investment
   Income to Average Daily
   Net Assets..............        5.31%          7.36%           8.33%(c)


------------
(a)  Commencement of Operations

(b) During the period a portion of the Advisory and/or Distribution fees was voluntarily reduced. If such voluntary fee reductions had not occurred, the Ratio of Expenses to Average Daily Net Assets would have been .75%, .78%, .81%, .83% and .84%, respectively, and the Ratio of Net Investment Income to Average Daily Net Assets would have been 4.85%, 4.67%, 5.14%, 3.36% and 2.44%, respectively.

(c) Annualized.

YIELD INFORMATION
--------------------------------------------------------------------------------

     The yield of any investment is generally a function of investment objective, portfolio quality and maturity, and operating expenses. The yield on shares of the Money Fund will fluctuate and the yield for any given period is not an indication or representation of future results. Any fees charged by J.C. Bradford & Co. LLC or any of its affiliates to its customer accounts which may have invested in shares of the Money Fund will not be included in such yield calculations; such fees, if included, would reduce the actual yields from those quoted.

     From time to time the Money Fund may advertise "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

THE FUND
--------------------------------------------------------------------------------

     The Bradford Funds, Inc. (the "Company") is an open-end diversified management investment company authorized to issue shares of multiple portfolios. The Company is currently offering shares of one investment portfolio, The Bradford Money Fund (the "Money Fund" or the "Fund"). Accordingly, the "Company" and the "Money Fund" (or the "Fund") are used interchangeably in this Prospectus, unless the context indicates otherwise. The directors of the Company may determine to offer shares of additional portfolios in the future.

     The Company was incorporated in Maryland on October 26, 1988, and commenced operations on February 8, 1989.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

GENERAL

     The Money Fund's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. There is no assurance that the investment objective of the Money Fund will be achieved.

     Portfolio obligations held by the Money Fund will have remaining maturities of 397 days (13 months) or less (except that portfolio securities which are subject to repurchase agreements may bear maturities exceeding 397 days if such agreements call for delivery in 397 days or less). The dollar-weighted average maturity of the Money Fund will be 90 days or less. In pursuing its investment objective, the Fund may invest in a broad range of high quality, U.S. dollar-denominated instruments, such as short-term U.S. Government securities, bank certificates of deposit, commercial paper and repurchase agreements, that may be available in the money markets and that meet the requirements set forth in the following paragraph ("Money Market Instruments").

     All instruments at the time of purchase (i) will be determined by the Fund's adviser, pursuant to guidelines established by the Company's Board of Directors, to present minimum credit risk and (ii) will be "Eligible Securities" as defined in the rules under the Investment Company Act of 1940, as amended (the "1940 Act"). "Eligible Securities" include (i) securities rated by at least two major rating organizations ("Rating Agencies") in one of the two highest short-term rating categories for short-term debt obligations (or, for securities rated by only one Rating Agency, so rated by such Rating Agency), (ii) securities issued by an issuer that has received one of the two highest short-term ratings from the Rating Agencies with respect to another class of securities which are comparable to the securities to be purchased, and (iii) for securities that are unrated, those determined to be of comparable quality pursuant to guidelines established by the Company's Board of Directors. Pursuant to the rules under the 1940 Act, the Fund is also required to diversify its investments so that, with certain exceptions and except for United States Government securities, (a) not more than 5% of its total assets is invested in securities of any one issuer, (b) not more than 5% of its total assets is invested in securities of issuers rated by Rating Agencies at the time of investment in the second highest rating category for short-term debt obligations or deemed to be of comparable quality to securities rated in the second highest rating category for short-term debt obligations ("Second Tier Securities") and
(c) not more than the greater of 1% or one million dollars is invested in the securities of any one issuer that are Second Tier Securities; however, the Fund does not currently intend to invest in any Second Tier Securities.


     The Rating Agencies and their respective short-term rating categories are described in the Appendix to the Statement of Additional Information.

MONEY MARKET INSTRUMENTS

     The following descriptions illustrate the types of Money Market Instruments in which the Fund may invest.


     (1) GOVERNMENT OBLIGATIONS. The Money Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government securities"). Obligations of certain agencies and instrumentalities of the U.S. Government (e.g., U.S. Treasury notes and bills) are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of the Private Export Funding Corporation) or are backed only by the credit of the agency or instrumentality issuing the obligation (e.g., obligations of the Federal Home Loan Bank and the Farm Credit System). In addition, the Money Fund may purchase obligations issued by institutions organized by two or more sovereign governments for a specific purpose (e.g., obligations of the World
Bank).


     The Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

     (2) BANK OBLIGATIONS. The Money Fund may purchase U.S. dollar-denominated bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Such investments will be limited to banks having total assets at the time of purchase in excess of $10 billion. The Fund may invest in obligations of foreign banks, domestic branches of foreign banks and foreign branches of U.S. banks which the investment adviser believes present minimal credit risk and which are Eligible Securities. Such investments may nevertheless entail risks that are different from those of investments in U.S. banks and domestic branches thereof due to differences in political, regulatory and economic systems and conditions.


     (3) COMMERCIAL PAPER AND OTHER CORPORATE OBLIGATIONS. The Money Fund may purchase commercial paper rated (at the time of purchase) in accordance with the guidelines set forth above under "General." The Money Fund may also purchase unrated commercial paper or other corporate obligations, provided that such obligations are due within 397 days of the date of purchase and are determined by the Fund's investment adviser to be of comparable quality pursuant to guidelines approved by the Company's Board of Directors. Such guidelines provide, for instance, that unrated instruments may be purchased when the Fund's investment adviser has determined that such instruments are of sufficient quality to ensure that the instruments are comparable to instruments that are rated within the allowed ratings.



     The Money Fund may also purchase Europaper and Eurobonds (with remaining maturities of 397 days or less), which are U.S. dollar denominated debt securities of a foreign issuer, in each case, so long as such securities, at the time of purchase, meet the guidelines set forth above under "General." Investments in foreign securities, such as Europaper and Eurobonds, may subject the Fund to investment risks that differ in some respects from those related to investment in securities of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other investment income, possible seizure, nationalization, or expropriation of foreign investments, the possible establishment of exchange controls or taxation at the source, less stringent disclosure or auditing requirements or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal or interest on such securities or the purchase or sale thereof. The Fund will purchase such foreign securities only when the Fund's adviser believes that the risks associated with such securities are minimal.


     Commercial paper issues in which the Money Fund may invest include securities issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to procedures adopted by the Board of Directors of the Company, the Fund's investment adviser may determine Section 4(2) paper to be liquid if such paper is readily saleable.

     (4) VARIABLE RATE NOTES. The Money Fund may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary (subject to an agreed maximum) and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Fund will be able (at any time or during specified periods not exceeding thirteen months, depending upon the note involved) to demand payment of any such note. The Money Fund may also acquire variable rate notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its amortized cost. Variable rate demand notes and variable rate notes are not typically rated by credit rating agencies, but the notes must be determined by the Fund's investment adviser to be of comparable quality to the Fund's other commercial paper investments pursuant to the guidelines of the Company's Board of Directors referred to above. The Money Fund invests in variable rate demand notes and variable rate notes only when the Fund's investment adviser believes the investment to involve minimal credit risk.

     (5) REPURCHASE AGREEMENTS. The Money Fund may enter into repurchase agreements with respect to U.S. Government securities. A repurchase agreement involves the Fund's purchase of securities subject to the seller's agreement, at the time of sale, to repurchase the securities at an agreed upon time and place. Although the securities held by the Money Fund subject to a repurchase agreement may have stated maturities exceeding 397 days, the repurchase agreement must call for delivery in less than 397 days. The Fund may enter into repurchase agreements only with banks whose securities would be acceptable for purchase by the Fund and non-bank dealers of U.S.

Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers. The Fund's investment adviser will consider the creditworthiness of a seller when determining to have the Fund enter into a repurchase agreement. The Fund's adviser will continue to monitor the creditworthiness of the seller during the term of the repurchase agreement. The seller under a repurchase agreement will be required to maintain securities in a segregated account having a value (marked to market daily) not less than 100% of the repurchase price (including an amount representing accrued interest). Default by the seller would, however, expose the Fund to possible losses which may include a decline in value of such securities to an amount less than 100% of the repurchase price and any loss resulting from any delay in foreclosing on such securities.


OTHER INVESTMENT PRACTICES

     The following is a description of other types of investment practices in which the Money Fund may engage:

          (1) REVERSE REPURCHASE AGREEMENTS. The Money Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes such as the funding of redemption requests. Reverse repurchase agreements are repurchase agreements in which the Fund is the seller of, rather than the purchaser of, securities and agrees to repurchase them at an agreed upon time and place. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high quality debt securities having a value equal to or greater than the repurchase price (including an amount representing accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. The use of reverse repurchase agreements is considered to be borrowing by the Fund under the 1940 Act.

          (2) WHEN-ISSUED SECURITIES. The Money Fund may purchase money market Instruments on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

OTHER INFORMATION


     The Money Fund will limit its purchase of illiquid obligations to 10% of the value of the Fund's total assets. Illiquid obligations include time deposits with maturities longer than seven days, Section 4(2) paper which is not determined to be liquid, and repurchase agreements with maturities longer than seven days.


INVESTMENT RESTRICTIONS

     The Money Fund's policies described above may be changed by the Company's Board of Directors without the affirmative vote of the holders of a "majority of the outstanding shares" of the Fund as defined in the Statement of Additional Information. The Fund may not, however, change its investment objective or certain of its investment restrictions, including those summarized below, without such a vote of shareholders. A more detailed description of the following investment restrictions, together with other investment restrictions that cannot be changed without such a vote of shareholders, is contained in the Statement of Additional Information under "Investment Objective and Policies."

The Money Fund may not:

          (1) Borrow money, except from banks for temporary purposes and except for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Fund's assets; or mortgage, pledge or hypothecate any of its assets except in connection with any such borrowing and in amounts not in excess of 10% of the value of the Fund's assets; or purchase portfolio securities while borrowings in excess of 5% of the value of the Fund's assets are outstanding;

          (2) Invest 25% or more of its total assets in the securities of issuers in any particular industry (other than U.S. Government securities or repurchase agreements relating thereto or obligations of domestic branches of U.S. banks and those U.S. branches of foreign banks that are subject to the same regulation as U.S. banks); or

          (3) Purchase securities of any one issuer, other than U.S. Government securities and repurchase agreements relating thereto, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the outstanding securities of any class (taking all debt issues of an issuer as a single class) or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation.

     Notwithstanding the foregoing paragraph, in order to maintain a stable net asset value per share, the Money Fund follows the practice of limiting its investment in the securities of any one issuer in the manner prescribed by Rule 2a-7 of the 1940 Act. Those limitations are described above under "INVESTMENT OBJECTIVE AND POLICIES -- General."

     If a percentage restriction is adhered to at the time of an investment, borrowing or other designated action, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PURCHASE PROCEDURES

     GENERAL. Shares of the Money Fund are offered without a sales charge on a continuous basis by J.C. Bradford & Co. LLC, the Fund's Distributor ("Bradford" or the "Distributor") exclusively to customers of Bradford and other broker-dealers which may in the future enter into dealer agreements with the Distributor. All investments must be made through your Bradford account executive or such other broker-dealers. The Distributor's principal office is located at 330 Commerce Street, Nashville, Tennessee 37201.

     The minimum initial investment in the Fund is $250 ($100 for retirement accounts), with no minimum subsequent investment. These minimums, however, are not applicable to purchases made under a cash management program offered by Bradford or another broker-dealer. See "Purchases Pursuant to BCM Program" below. The Distributor in its sole discretion may accept or reject any order for purchases of shares.

     In the interests of economy and convenience, share certificates will not be issued. All purchases and redemptions of shares and dividend reinvestments will be confirmed to the shareholder in the individual account statement which will generally be sent to all shareholders monthly by Bradford or other participating broker-dealers.

     Shares of the Money Fund are offered at the net asset value per share next determined following receipt of an order by the Fund. The net asset value per share for the Fund is normally expected to be $1.00. See "DETERMINATION OF NET ASSET VALUE."

     PURCHASES PURSUANT TO BRADFORD'S REGULAR SECURITIES ACCOUNT. Purchases of shares of the Fund may be made through a regular cash securities account maintained with Bradford. Such an account may be opened and maintained at no charge to investors. Bradford accountholders may elect optional check writing privileges. See "Redemption Procedures -- Redemption by Check." Any available cash in an account with at least the minimum required investment in the Money Fund is automatically invested at least once a week in additional shares of the Money Fund or in shares of one of two other no-load mutual funds designated by the accountholder and made available in connection with the account. If, however, the available cash in an account exceeds certain levels, such cash will be automatically invested in the Money Fund as of the Valuation Time (as defined below under "DETERMINATION OF NET ASSET VALUE") (a) on that business day if such cash is as a result of a securities transaction or (b) on the following business day if such cash is a result of any other transactions. Shares begin earning dividends as of the date purchased.


     Shares of the Fund are redeemed automatically at net asset value as necessary to satisfy debit balances resulting from settlement of securities transactions, to satisfy checks written in connection with the check writing privilege or otherwise arising under the account. See "Redemption
Procedures -- Redemption by Check." Bradford reserves the right to waive or modify criteria for participation in an account or to terminate participation in an account for any reason.


     PURCHASES PURSUANT TO BCM PROGRAM. Shares of the Money Fund may be purchased in connection with the BCM program pursuant to which available cash will be automatically invested periodically in shares of the Fund. The BCM program is an integrated financial services account under which participants maintain a conventional margin account known as a Securities Account that may be used to purchase and sell securities and options on margin or on a fully-paid basis. Participants must pay all customary transaction fees incurred in the use of a margin account, including normal brokerage fees for securities and options transactions and interest on margin loans, if any. Available cash in the Securities Account is automatically invested daily in shares of the Money Fund, in shares of one of two other no-load mutual funds designated by the participant and made available in connection with the account, or in the Bradford credit-interest program. Available cash is transmitted to the Fund for investment as of the Valuation Time (a) on that business day if such cash is as a result of a securities transaction or (b) on the following business day if such cash is a result of any other transactions. Shares begin earning dividends as of the date purchased.



     Shares of the Fund are redeemed automatically at net asset value as necessary to satisfy debit balances resulting from settlement of securities transactions or otherwise arising under the BCM program as a result, for example, of transactions made using the program's optional Visa Gold Card or to satisfy checks written in connection with the program's check writing privilege on an account maintained at Bankers Trust Company ("BTC"). Bradford will charge participants in the BCM program an annual administrative fee to cover fees and administrative and processing costs incurred in connection with the services provided by BTC, as well as the cost of establishing, maintaining and servicing the BCM program. See the BCM Program Agreement, available from your Bradford account executive, for the specific terms and conditions of the Visa Gold card and check writing features. Currently such administrative fee ranges from $50 to $150, depending upon the type of account. The fee is subject to change at any time.


     Bradford reserves the right to waive or modify criteria for participation in the BCM program or to terminate participation in the BCM program for any reason. For more information on the BCM program, contact your Bradford account executive.

     Bradford is the only firm which currently proposes to offer purchases of the Money Fund's Shares pursuant to such a program. Other brokerage firms may offer similar arrangements in the future. The manner and frequency with which such automatic purchases will be effected will depend upon the terms of the particular program. (For a summary of the manner and frequency with which automatic purchases will be effected under the BCM program, see the third preceding paragraph.) Purchases made under such a program will be effected through your brokerage account at the participating brokerage firm. Investments made pursuant to such a program are not subject to the Fund's minimum investment requirements; however, a participating brokerage firm may impose its own minimum initial and subsequent investment requirements. Under such a program, shares of the Fund are automatically redeemed as necessary to satisfy a participant's debit balance in the account with the participating firm. Additional requirements or charges not described in this Prospectus may be imposed by participating brokerage firms, but are not imposed by the Fund. Investors are referred to descriptions of brokerage firms' programs for specific information regarding services offered and applicable charges.

     RETIREMENT PLANS. The Distributor maintains prototype plans for Individual Retirement Accounts ("IRAs") and Simplified Employee Pension Accounts and a prototype defined contribution plan with adoption agreements for a profit-sharing plan feature, a money purchase pension plan feature, and a cash or deferred arrangement (401(k) plan). The Distributor will act as custodian for such accounts. Money Fund shares may be purchased in conjunction with any such account. For further information as to applications and annual fees, contact the Distributor or your Bradford account executive.

REDEMPTION PROCEDURES


     AUTOMATIC REDEMPTION. Bradford will redeem each day a sufficient number of shares of the Money Fund to cover debit balances created by transactions through the BCM program or in regular accounts. For debit balances resulting from the settlement of securities transactions, Fund shares will be redeemed as of the Valuation Time on the date of settlement, and for all other transactions that result in a debit balance or charge (except those described below), Fund shares will be redeemed at the Valuation Time on the following business day. Bradford also reserves the right to redeem shares of the Money Fund held in an Account which Bradford has terminated as described above under "Purchase
Procedures -- Purchases Pursuant to the BCM Program."


     REDEMPTION BY REQUEST. Shares of the Money Fund, in any amount, may be redeemed at any time at their current net asset value next determined after a request is received by the Fund. To redeem shares of the Money Fund, an investor must make a redemption request orally or in writing through his or her Bradford account executive or other broker-dealer. Immediately following the receipt of such a request, the account executive or broker-dealer will transmit such request to the Distributor, which will forward requests for redemption to the Fund by 12:00 noon on each business day.


     REDEMPTION BY CHECK. As discussed above under "Purchases Pursuant to BCM Program," check writing privileges are included in the BCM program, and may be available through a brokerage account or similar program at a participating brokerage firm. Upon request, the Money Fund will provide any investor who does not have check writing privileges in connection with his or her brokerage account with forms of drafts ("checks") payable through BTC. These checks may be made payable to the order of anyone, and are subject to a minimum amount of $500. There is no per-check charge. An investor wishing to use this check writing redemption procedure should complete specimen signature cards available from his or her Bradford account executive. For a fee imposed by BTC, an investor will be able to stop payment on a check redemption. The Fund or BTC may terminate this redemption service at any time upon 30 days' prior notice and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, nor for returning checks which have not been accepted.



     When a check is presented to BTC for clearance, Bradford, as transfer agent, will cause the Money Fund to redeem a sufficient number of full and fractional shares owned by the shareholder to cover the amount of the check. This procedure enables the shareholder to continue to receive dividends on those shares equalling the amount being redeemed by check until such time as the check is presented to BTC. Checks may not be presented for cash payment at the offices of BTC because, under rules under the 1940 Act, redemptions may be effected only at the redemption price next determined after the redemption request is presented to J.C. Bradford & Co. LLC as the Fund's transfer and dividend disbursing agent. This limitation does not affect checks used for the payment of bills or cashed at other banks.

     ADDITIONAL REDEMPTION INFORMATION. Ordinarily, the Money Fund will make payment for all shares redeemed within one business day, but in no event (except as described below) will payment be made more than seven days after receipt by the Fund of a redemption request. However, payment may be postponed or the right of redemption (by any of the above-described methods) suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed for a period of up to fifteen days after purchase pending clearance of any check delivered in payment for those shares.


     The Fund imposes no charge when shares are redeemed. The Fund reserves the right to redeem any account involuntary upon 30 days' prior written notice if such account falls below the minimum initial investment. Accordingly, a shareholder making a minimum investment may not redeem any portion of his or her investment without becoming subject to possible involuntary liquidation.


DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------


     The net asset value per share of the Money Fund for the purpose of pricing purchase and redemption orders is determined once each day as of the close of trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange ("NYSE") (and immediately after the Fund has declared any applicable dividend) on each day that the NYSE and Investors Fiduciary Trust Company, the Fund's custodian (the "Custodian"), are both open for business ("Valuation Time"). Currently, the NYSE or the Custodian, or both, are closed on the following holidays as legally observed: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. The Fund's net asset value per share is calculated by adding the value of all securities and other assets of the Fund, subtracting its liabilities and dividing the result by the number of its outstanding shares.


     The Money Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions, and values its portfolio securities on the basis of the amortized cost method of valuation described in the Statement of Additional Information under the heading "VALUATION OF SHARES." There can be no assurance that net asset value per share will not vary.

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

     The business and affairs of the Company and the Money Fund are managed under the direction of the Company's Board of Directors in accordance with the laws of Maryland governing corporations.

INVESTMENT ADVISER

     Bradford Capital Management, Ltd. (the "Adviser") serves as the investment adviser for the Money Fund. The address of the Adviser is J.C Bradford Financial Center, 330 Commerce Street, Nashville, Tennessee 37201.

     The Adviser was formed on September 15, 1988, as a Tennessee limited partnership for the purpose of becoming the Company's investment adviser. J.C.B. Financial Services, Inc. acts as the general partner to the Adviser (the "General Partner") and J.C. Bradford & Co. LLC, a Tennessee limited liability company ("Bradford" or the "Distributor"), is the Adviser's limited partner.

     The General Partner is a wholly owned subsidiary of Bradford & Co., Incorporated ("Bradford Incorporated"). Bradford Incorporated, through the General Partner and other subsidiaries, is engaged in various aspects of the financial services industry. All of the outstanding voting securities of Bradford Incorporated are owned by various partners of Bradford. Bradford is an investment firm which conducts a substantial brokerage and investment banking business and also acts as the Distributor and transfer agent for the Fund.

     Subject to the authority of the Company's Board of Directors, the Adviser furnishes the Money Fund with investment advice and, in general, supervises the investment program of the Fund. The Adviser furnishes, at its own expense, office space, equipment and personnel (other than the services of directors of the Company who are not affiliated persons of the Adviser as defined in the 1940
Act) for supervising the investment program of, and placing orders for the portfolio transactions for, the Fund.


     For the advisory services provided and expenses assumed by it, the Adviser receives from the Fund a fee, computed daily and payable monthly, at an annual rate of .40% of the first $500 million of the Fund's daily net assets and .35% of daily net assets in excess of $500 million. For 1997, the fee approximated
 .35% of the Fund's average net assets. The Adviser may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee or to reimburse the Fund for a portion of the expenses of its operations. Currently the Adviser has agreed to waive indefinitely 5 basis points or charge only .30% on the Fund's average daily net assets in excess of $1 billion.


ADMINISTRATOR, TRANSFER AND DIVIDEND DISBURSING AGENT


     Reich & Tang Asset Management L.P., a Delaware limited partnership ("Reich & Tang"), serves as the Money Fund's administrator and fund accountant. Reich & Tang was, at March 31, 1998, investment manager, advisor or supervisor with respect to assets aggregating in excess of $11 billion. Reich and Tang acts as manager or administrator of seven other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments. Reich & Tang's address is 600 Fifth Avenue, New York, New York 10020.



     The administrative services to be provided by Reich & Tang include maintenance of the Fund's books and records, preparation of regulatory filings and shareholder reports, and computation of net asset values and daily dividends. For these services to the Fund, Reich & Tang receives a fee, computed daily and payable monthly, at an annual rate of .10% of the average daily net assets of the Fund up to $200 million, .07% of the next $200 million of net assets, .045% of the next $200 million of net assets, .025% of the next $100 million of net assets, and .01% of net assets in excess of $700 million.


     Bradford, 330 Commerce Street, Nashville, Tennessee 37201, serves as the Fund's transfer and dividend disbursing agent.

EXPENSES


     The expenses of the Money Fund are deducted from the total income of the Fund before dividends are paid. These expenses include all expenses of the Fund which are not expressly assumed by the Adviser, Reich & Tang, the Distributor or the transfer agent under their respective agreements with the Fund. For 1997, the Fund's total operating expenses were approximately .74% of its average net assets.



     The Adviser may assume additional expenses of the Fund or waive a portion of its compensation from time to time, in its discretion, and to the extent that the Adviser assumes additional expenses of the Fund or the Fund has withheld payment of any portion of the Adviser's compensation during the fiscal year, the Adviser may determine at any time prior to the end of such fiscal year whether or not to be reimbursed by the Fund for such expenses or to waive its entitlement to such compensation. Assumption of additional expenses or waiver of a portion of the Adviser's compensation will have the effect of lowering the Fund's overall expense ratio and of increasing yield to investors.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The portfolio securities in which the Money Fund invests are traded primarily in the over-the-counter market. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio transactions will primarily consist of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Securities and Exchange Commission.

     In determining which brokers or dealers to use for the portfolio transactions of the Fund, the Adviser will attempt to obtain the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided. In selecting brokers or dealers, the Adviser may consider a number of factors, including but not limited to, the skill of the firm's securities traders and the firm's financial responsibility and administrative efficiency. Non-exchange portfolio transactions for the Fund may occasionally be effected through the Distributor, on an agency basis. In effecting a portfolio transaction through the Distributor, the Fund intends to comply with Section 17(e)(1) of the 1940 Act.

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

     Bradford acts as Distributor of the shares of the Money Fund pursuant to a Plan of Distribution (the "Plan") of the Fund and a related Distribution Agreement between Bradford and the Company on behalf of the Fund. The Company has adopted the Plan pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan and the Distribution Agreement, the Distributor is entitled to reimbursement each month for its current costs incurred in services related to the distribution and promotion of the shares of the Fund. These expenses include, but are not limited to, administrative and sales-related costs (including reasonable allocations of overhead), compensation paid to account executives and other directly involved branch office personnel of the Distributor and to broker-dealers which have entered into sales agreements with the Distributor, expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes, expenses of preparation and printing of sales literature and advertising, and other sales expenses. Reimbursement may not exceed .20% per annum of the daily net assets of the Fund. Bradford may periodically reduce all or a portion of the amounts for which it is entitled to reimbursement under the Plan with respect to the Money Fund to increase the net income of the Money Fund available for distribution as dividends. The voluntary reduction of such fee will cause the yield of the Money Fund to be higher than it would otherwise be in the absence of such fee reduction.

     With respect to shares of the Fund which are sold by an account executive or other directly involved branch office personnel, compensation may be paid to such persons pursuant to written agreements in an amount not to exceed .20% per annum of that portion of the daily net assets of the Fund which is attributable to shares sold by such persons.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Money Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested in the form of additional full and fractional shares of the Money Fund unless a shareholder elects otherwise by notice to Bradford in writing.


     The net investment income earned by the Fund will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record immediately prior to the determination of net asset value made as of the close of trading on the NYSE on days on which there is a determination of net asset value, and as of 4:00 p.m. (Eastern time) on days on which there is no determination of net asset value. Net realized capital gains, if any, will be distributed at least annually.


     The net income of the Fund for dividend purposes consists of interest accrued and discount earned (including both original issue and market discount) on the Fund's assets, less amortization of market premium and accrued expenses of the Fund for such period. To effect its policy of maintaining a net asset value of $1.00 per share, the Fund, under certain circumstances, may withhold dividends or make distributions from capital or capital gains.

TAXES
--------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important federal income tax considerations generally affecting the Money Fund and shareholders and is not intended as a substitute for careful tax planning. Distributions to shareholders may also be subject to state and local taxes depending on each shareholder's particular situation. Investors in the Fund should consult their tax advisers with specific reference to their own tax situation.


     The Fund has qualified, and expects to remain qualified, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies each year, the Fund will not be required to pay federal income tax on amounts distributed to shareholders, provided the Fund distributes at least 90% of its net investment income (i.e., net income excluding net mid-term or long-term capital gains) each year. If the Fund were to fail in any year to comply with the provisions of Subchapter M of the Code, it would become subject to a corporate-level tax.



     Shareholders, unless otherwise exempt, will be subject to federal income tax on amounts so distributed (except distributions that are treated as a return of capital), regardless of whether such distributions are reinvested in shares of the Fund. The Fund does not intend to make distributions that will be eligible for the corporate dividends received deduction. Distributions out of the "net capital gain" (the excess of net mid-term or net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as mid-term or long-term capital gain, respectively, regardless of the length of time a shareholder has held his shares. The net capital gain of the Fund is expected to be minimal. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income. Bradford or other participating broker-dealers will send written notices to shareholders annually regarding the tax status, as capital gain or ordinary income, of distributions made by the Fund.


DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

     The Company is authorized to issue shares of capital stock, par value $.001 per share, in multiple portfolios at the discretion of the Board of Directors. To date, the Board has authorized the issuance of shares of only one portfolio, The Bradford Money Fund. Each share in the Fund is entitled to one vote for the election of directors and any other matter submitted to a shareholder vote, but not to cumulate votes in the election of directors. Fractional shares (which are carried out to three decimal places) will have fractional voting rights. All shares in the Fund are fully paid and non-assessable and have no preemptive or conversion rights.

     Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

     As a general matter, the Fund does not intend to hold annual or other regular meetings of shareholders except as required by the 1940 Act or other applicable law. Under certain circumstances, shareholders have the right to call for a meeting of shareholders to consider the removal of one or more directors or for other purposes.


     As of March 31, 1998, to the Fund's knowledge no person held beneficially 25% or more of the outstanding shares of the Fund. All of the Fund's outstanding shares were then owned of record by Bradford.


OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by independent auditors. Shareholder inquires should be addressed to the Fund at the address set forth above or to your Bradford account executive.

================================================================================
================================================================================
================================================================================
================================================================================
================================================================================

               NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            THE BRADFORD FUNDS, INC.

                            THE BRADFORD MONEY FUND

                               INVESTMENT ADVISER
                       BRADFORD CAPITAL MANAGEMENT, LTD.
                              NASHVILLE, TENNESSEE

                         TRANSFER AGENT AND DISTRIBUTOR

                            J.C. BRADFORD & CO. LLC
                              NASHVILLE, TENNESSEE

                                   CUSTODIAN


                       INVESTORS FIDUCIARY TRUST COMPANY


                             KANSAS CITY, MISSOURI


                                 ADMINISTRATOR


                       REICH & TANG ASSET MANAGEMENT L.P.


                               NEW YORK, NEW YORK


                                    COUNSEL
                             BAKER & HOSTETLER LLP

                                 COLUMBUS, OHIO


                                    AUDITORS
                             DELOITTE & TOUCHE LLP
                              NASHVILLE, TENNESSEE

          ------------------------------------------------------------
                                      THE
                                    BRADFORD
                                     MONEY
                                      FUND
                                   PROSPECTUS

          ------------------------------------------------------------
                        MEMBERS NEW YORK STOCK EXCHANGE
                                Member S.I.P.C.


                                 APRIL 30, 1998


                            THE BRADFORD FUNDS, INC.

                             THE BRADFORD MONEY FUND


                                600 FIFTH AVENUE
                            NEW YORK, NEW YORK 10020
                                 (888) 226-5504

                       STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional information provides supplementary information pertaining to the Bradford Funds, Inc. (the "Company"), an open-end, diversified management investment company currently offering shares in one investment portfolio, the Bradford Money Fund (the "Money Fund" or "Fund"). This is not a
Prospectus and should be read only in conjunction with the Prospectus of the fund dated April 30, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained upon request free of charge from the fund at the address and telephone number set forth above. This Statement of Additional Information is dated April
30, 1998.


                                    CONTENTS

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
GENERAL ................................................................   B-2
INVESTMENT OBJECTIVE AND POLICIES ......................................   B-2
DIRECTORS AND OFFICERS .................................................   B-9
INVESTMENT ADVISORY, ADMINISTRATION,
     SERVICING AND DISTRIBUTION ARRANGEMENTS ...........................  B-12
PORTFOLIO TRANSACTIONS .................................................  B-17
PURCHASE AND REDEMPTION INFORMATION ....................................  B-19
VALUATION OF SHARES ....................................................  B-19
PERFORMANCE INFORMATION ................................................  B-21
TAXES ..................................................................  B-22
DESCRIPTION OF SHARES ..................................................  B-25
MISCELLANEOUS ..........................................................  B-26
FINANCIAL STATEMENTS ...................................................  B-28
APPENDIX ...............................................................   A-1



No person has been authorized to give any information or to make any representations not contained in the Prospectus or this Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

                                     GENERAL


     The Bradford Funds, Inc. (the "Company") is an open-end, diversified management investment company currently offering shares in one investment portfolio, The Bradford Money Fund (the "Money Fund" or the "Fund"). Accordingly, the "Company" and the "Money Fund" (or the "Fund") are used interchangeably in this Statement of Additional Information, unless the context indicates otherwise. The Board of Directors of the Company may determine to offer shares of additional portfolios in the future. The shares of the Money Fund are offered by the Prospectus dated April 30, 1998. The Company commenced operations on February 8, 1989.


                        INVESTMENT OBJECTIVE AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Money Fund. A description of ratings of short-term commercial paper is set forth in the Appendix hereto.

Additional Information on Money Fund Investments.


     (1) U.S. Government Obligations. Examples of types of U.S. Government obligations in which the Fund may invest include U.S. Treasury bills, Treasury notes and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.


     (2) Bank Obligations. Investments in bank obligations may include obligations of foreign banks, domestic branches of foreign banks and foreign branches of domestic banks. Such investments may entail risks that are different from those of investments in U.S. banks and domestic branches thereof, such as unfavorable political and economic conditions, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. For purposes of the Money Fund's investment policies with respect to bank obligations, the total assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.

     (3) Commercial Paper. "Section 4(2) paper," as described in the Prospectus, is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). The Fund will not purchase Section 4(2) paper which has not been determined to be liquid in excess of 10% of the total assets of the Money Fund. The Company's Board of Directors has delegated to Bradford Capital Management, Ltd., the Fund's investment adviser (the "Adviser"), the day-to-day authority to determine whether a particular issue of Section 4(2) paper, including Section 4(2) paper that is eligible for resale under Rule 144A under the 1933 Act ("144A Paper"), should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in the Rule. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

     The Adviser may deem Section 4(2) paper liquid if (i) it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security and (ii) it is rated by at least two Rating Agencies (as defined in the Prospectus), or by the only Rating Agency that has rated the paper, in the highest short-term category, or with respect to 144A paper only, is a comparable unrated security. In making such determination, the Adviser generally considers any and all factors that it deems relevant, which may include (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades. In addition, with respect to
Section 4(2) paper which is not 144A paper, it must not be traded flat or be in default as to principal or interest.

     The Adviser may also consider whether there are any significant differences between the particular issue of Section 4(2) paper and commercial paper issued pursuant to the exemption contained in Section 3(a)(3) of the 1933 Act.

     Treatment of Section 4(2) paper as liquid could have the effect of decreasing the level of the Fund's liquidity to the extent that buyers, including qualified institutional buyers, become, for a time, uninterested in purchasing these securities.

     (4) Variable Rate Notes. The Fund may acquire variable rate demand notes and variable rate notes (collectively, "variable rate notes"), subject to the Fund's investment objective, policies and restrictions. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable rate notes purchased by the Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that the Fund is not entitled to receive the principal amount of a note within seven days of demand, such a note will be treated as an illiquid security for purposes of calculation of the 10% limitation on the Fund's investment in illiquid securities as set forth in the Fund's investment restrictions. Variable rate notes may be secured by bank letters of credit.


     Variable rate securities invested in by the Fund may have maturities of more than 397 days, as follows:

     1. An instrument that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     2. A variable rate security, the principal amount of which, in accordance with its terms, must unconditionally be paid in 397 calendar days or less, shall be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     3. A variable rate security, the principal amount of which is scheduled to be paid in more than 397 calendar days, that is subject to a demand feature, will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     As used above, a security is "subject to a demand feature" where the Fund is entitled to receive the approximate amortized cost of the security, plus accrued interest, either at any time on no more than 30 days' notice or at specific intervals not exceeding 397 days and upon no more than 30 days' notice.


     (5) Repurchase Agreements. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus an amount representing accrued interest negotiated on the basis of short-term rates existing at the time of purchase (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

     If the Fund were required to foreclose upon securities underlying a repurchase agreement with remaining maturities of greater than 397 days, these instruments would have to be taken into account in calculating the Fund's dollar-weighted average portfolio maturity. The Fund would have to dispose of the securities as soon as possible if they were to cause such average maturity to exceed ninety days or were to exceed thirteen months to maturity.



   (6) Foreign Investment. Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in domestic securities. As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of securities markets, brokers and listed issuers than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.


Unrated Securities.


     In those instances in which the Fund purchases securities that are considered "Unrated Securities" within the meaning of Rule 2a-7, the Board has delegated to the Adviser the responsibility to determine whether such securities are of comparable quality.



     Unrated instruments purchased for the Fund may be considered of comparable quality when, at the time of purchase (i) the security at the time of issuance had (A) a maturity of greater than thirteen months but currently has a remaining maturity of thirteen months or less, and (B) does not have a long-term rating from any Rating Agency that is not within the three highest rating categories unless the instrument has received a long-term rating from a Rating Agency in one of the three highest categories, (ii) the instrument is subject to a guarantee which (A) has received a rating from a Rating Agency or (B) is issued by a guarantor that has received a rating with respect to a class of debt securities that is comparable in priority and security to such guarantee (unless such guarantee is issued by an affiliate of the issuer of the instrument), (iii) if the instrument is subject to a demand feature or guarantee, some entity has undertaken to notify the Fund in the event the demand feature or guarantee is substituted, and (iv) the issuer thereof is believed by the Adviser to have a financial condition comparable to those issuing rated securities in which the Fund may invest, and the unrated instrument has comparable priority and security and other relevant characteristics to such rated securities, provided that with respect to instruments other than Government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "1940 Act")) not more than 5% of the Fund's assets may be invested pursuant to subparagraph (iv).



     If an instrument has received a rating but is subject to a guarantee that was not considered or in effect when the instrument (or the issuer) was given its rating, the Adviser may evaluate the instrument as if it were unrated, unless the instrument has a rating from a Rating Agency reflecting the existence of such guarantee.


When-Issued Securities.

     "When-issued" and delayed delivery securities include securities purchased for delivery beyond the normal settlement date at a stated price and yield. While the Money Fund holds such securities, the Fund will maintain in a segregated account cash, U.S. Government securities or other liquid, high grade debt securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Fund will set aside portfolio securities to satisfy a purchase commitment. Because securities purchased on a when issued basis may fluctuate in value prior to delivery based upon changes in the general level of interest rates, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Fund expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets absent unusual market conditions. When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Investment Restrictions.

     The Money Fund may not:


     (1) issue senior securities (as defined in the 1940 Act) or borrow money, except from banks for temporary purposes and for reverse repurchase agreements, and then in an aggregate amount not in excess of 10% of the value of the Fund's assets; or mortgage, pledge or hypothecate any of its assets except in connection with such borrowings and in amounts not in excess of 10% of the value of the Fund's assets; or purchase portfolio securities while borrowings in excess of 5% of the value of the Fund's assets are outstanding;


     (2) purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto) if immediately after such purchase more than 5% of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the outstanding securities of any class (taking all debt issues of an issuer as a single class) or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation;

     (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

     (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal securities laws;

     (5) make short sales of securities or maintain a short position or write, purchase or sell put or call options or straddles, spreads or combinations thereof;

     (6) purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     (7) purchase or sell commodities or commodity contracts or commodity futures contracts;

     (8) invest in oil, gas or mineral exploration or development programs;

     (9) make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

     (10) purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer;

     (11) make investments for the purpose of exercising control or management;

     (12) invest 25% or more of its total assets in the securities of issuers in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or repurchase agreements relating thereto, or obligations of domestic branches of U.S. banks and those U.S. branches of foreign banks that are subject to the same regulation as U.S. banks); or

     (13) invest more than 5% of its total assets in securities of issuers (including their predecessors) with less than three years of continuous operations.

     If a percentage restriction is satisfied at the time of an investment, borrowing or other designated action, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. However, if due to market fluctuations or other reasons the assets of the Fund fall below 300% of its borrowings, the Fund will, in accordance with the 1940 Act, reduce the borrowings of the Fund so that such borrowings have 300% asset coverage.

     The foregoing investment limitations cannot be changed without the affirmative vote of a majority of the outstanding shares of the Fund, as defined in "DESCRIPTION OF SHARES."

     Notwithstanding investment restriction no. 2 above and for purposes of maintaining a stable net asset value pursuant to Rule 2a-7 under the 1940 Act (see "VALUATION OF SHARES" below), the Fund will, with respect to 100% of its total assets, limit its investments in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to under "INVESTMENT OBJECTIVE AND POLICIES -- General" in the Prospectus.

     With respect to limitation (12) above concerning industry concentration, neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy. The Fund will consider wholly owned finance subsidiaries to be in the industries of their parent companies if their activities are primarily related to financing the activities of such parent companies, and will categorize utility companies according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without the affirmative vote of a majority of the outstanding shares of the Fund, but any such change may require the approval of the SEC and would be disclosed in the Prospectus or in the Statement of Additional Information.




                             DIRECTORS AND OFFICERS

     The directors and executive officers of the Company, their business addresses, ages and principal occupations during the past five years are:


                         Position(s)
Name, Address            Held With                Principal Occupation(s)
and Age                  Company                  During Past Five Years
-------------            -----------              -----------------------
Allan L. Erb*            President and            Partner in charge of Financial
330 Commerce Street      Director                 Products Department since 1986;
Nashville, TN 37201                               General Partner/Voting Member
Age: 51                                           since 1990.**

Douglas C. Altenbern     Director                 Private investor since October
1025 Chancery Lane                                1990; Chairman of Pay Systems
Nashville, TN 37215                               of America, Inc. (payroll
Age: 61                                           processing) since June, 1993.

William Carter*          Director                 Limited Partner/Equity Member
3605 Glenwood Avenue                              and Regional Manager.**
Suite 100
Raleigh, NC 27612
Age: 51

Richard W. Hanselman     Director                 Private investor since 1986.
3017 Poston Avenue
Nashville, TN 37203
Age: 70

Edward J. Roach          Director                 Certified Public Accountant
400 Bellevue Parkway                              and Vice President and
Wilmington, DE 19809                              Treasurer of Temporary
Age: 73                                           Investment Fund, Inc., Trust
                                                  for Federal Securities,
                                                  Municipal Fund for Temporary
                                                  Investment (each from 1981
                                                  through 1997), Independence
                                                  Square Income Securities,
                                                  Inc. (since 1981) and
                                                  Municipal Fund for California
                                                  Investors, Inc. (from 1983
                                                  through 1997); Treasurer of
                                                  Chestnut Street Ex-change Fund
                                                  (since 1981); and President
                                                  and Treasurer of The RBB Fund,
                                                  Inc. (since 1988) and
                                                  Municipal Fund for New York
                                                  Investors, Inc. (from 1983
                                                  through 1997; be-came
                                                  President in 1995) (each a
                                                  management investment
                                                  company).

Michael R. Shea*         Vice President           Director of Taxable Fixed
330 Commerce Street      and Director             Income Department since 1974;
Nashville, TN 37201                               Voting Member/General Partner
Age: 55                                           since 1981.**

William T. Spitz         Director                 Treasurer and Chief Investment
102 Alumni Hall                                   Officer, Vanderbilt
Vanderbilt University                             University, since November
Nashville, TN 37240                               1985.
Age: 47

R. Patrick Shepherd      Vice President           General Counsel and Director
330 Commerce St.                                  of Legal and Compliance
Nashville, TN 37201                               Departments since 1983; Voting
Age: 42                                           Member/General Partner since
                                                  1987.**

Judy K. Abroms           Vice President           Equity Member/Limited Partner
330 Commerce St.                                  since 1994; from 1990 to 1994,
Nashville, TN 37201                               Investment Limited Partner.**
Age: 54

Randall R. Harness       Secretary and            Chief Financial Partner since
330 Commerce St.         Treasurer                1976; Voting Member/General
Nashville, TN 37201                               Partner since 1981.**
Age: 55


---------------------
*    "Interested" director of the Fund as that term is defined in the 1940 Act.

**   Positions are with J. C. Bradford & Co. LLC.

     Messrs. Erb, Carter, Shea, Harness and Shepherd and Ms. Abroms hold positions with J. C. Bradford & Co. LLC ("Bradford") as described above and, except for Mr. Carter, are also officers of the Adviser, serving in comparable positions to those they hold with the Company. The only other officer of the Adviser is Robert P. DeBastiani. Mr. DeBastiani has been an Equity Member/Limited Partner of Bradford since July 1990 and has served as Institutional Trader for Taxable Fixed Income Securities of Bradford since April 1987. Prior to that he served as a fixed income trader with First American National Bank, Nashville, Tennessee (August 1986 to April 1987); First Eastern Bank, Wilkes-Barre, Pennsylvania (April 1984 to August 1986); and Lincoln First Bank, Rochester, New York (July 1983 to April 1984).


     The Fund pays directors who are not "affiliated persons" of the Adviser, as that term is defined in the 1940 Act, a fee of $6,000 annually plus $1,000 per meeting attended. Directors who are not affiliated persons of the Adviser are also reimbursed for any expenses incurred in attending meetings of the Board of Directors or any committee thereof.

     The following table sets forth information regarding all compensation paid by the Fund to its directors, who are not affiliated "persons" of the Fund, for their services as directors during the fiscal year ended December 31, 1997. The Fund has no pension or retirement plans nor does it pay compensation to its executive officers.

                               COMPENSATION TABLE



                                                       Total Compensation
Name and Position        Aggregate Compensation        From the Fund and
With the Fund            From the Fund                 the Fund Complex*
-----------------        ----------------------        ------------------
Douglas C. Altenbern             $9,500                      $9,500
Director

Richard W. Hanselman             $9,500                      $9,500
Director

Edward J. Roach                  $9,500                      $9,500
Director

William T. Spitz                 $9,500                      $9,500
Director


---------------------

     *For purposes of this Table, Fund Complex means one or more mutual funds, including the Money Fund, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related. The Money Fund is currently the only member of its Fund Complex.

     The Fund currently has no employees, as substantially all of the services necessary for the operation of the Fund are performed by the Adviser; Investors Fiduciary Trust Company ("IFTC"), the Fund's custodian; Reich & Tang Asset Management L.P. ("R&T"), the Fund's administrator; and Bradford, the Fund's distributor and transfer and dividend disbursing agent. No officer or employee of the Adviser, IFTC, R&T or Bradford receives any compensation from the Fund.

     Certain of the directors and officers and the organizations with which they are associated have had in the past, and may in the future have, transactions with Bradford and its affiliates. The Fund believes that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions have been and are expected to be substantially the same as the prevailing terms for comparable transactions of other customers.

                      INVESTMENT ADVISORY, ADMINISTRATION,
                     SERVICING AND DISTRIBUTION ARRANGEMENTS

     General. Bradford Capital Management, Ltd. serves as the investment adviser for the Fund. The Adviser is a Tennessee limited partnership. J.C.B. Financial Services, Inc. acts as the general partner to the Adviser (the "General Partner") and J. C. Bradford & Co. LLC ("Bradford" or the "Distributor"), the Fund's distributor, is the Adviser's limited partner.

     The General Partner is a wholly owned subsidiary of Bradford & Co., Incorporated ("Bradford Incorporated"). Bradford Incorporated, through the General Partner and other subsidiaries, is engaged in various aspects of the financial services industry. All of the outstanding voting securities of Bradford Incorporated are owned by various partners of Bradford. Bradford is an investment firm which conducts a substantial brokerage and investment banking business and also acts as the distributor of the Fund.

     Advisory Agreement. The advisory services provided by the Adviser, the fees received by it for such services and applicable expense limitations are described in the Prospectus. The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement dated January 12, 1989. The Investment Advisory Agreement is hereinafter referred to as the Advisory Contract.




     The Fund bears all of its own expenses not specifically assumed by the Adviser. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser and the administrator, fees and expenses of directors who are not affiliated with the Adviser, taxes, interest, legal fees, custodian and transfer agency fees, auditing fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Money Fund and its shares for distribution under Federal and state securities laws, expenses of preparing, printing and distributing prospectuses and statements of additional information annually to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and directors' and officers' liability insurance premiums, distribution expenses pursuant to the Rule 12b-1 plan, and other expenses which are not expressly assumed by the Adviser.

     Under the Advisory Contract, the Adviser will not be liable for any error of judgment, or act or omission, or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     The Adviser has licensed the name "Bradford" to the Fund on a royalty-free basis and the Adviser has reserved to itself the right to grant the non-exclusive right to use the name "Bradford" to any other person. At such time as the Advisory Contract is no longer in effect, the Adviser may require the Fund to cease using the name "Bradford."

     The Advisory Contract provides that the Adviser may render similar services to others so long as its services under such Contract are not impaired thereby.

     The Advisory Contract was last approved with respect to the Fund on October 24, 1997, by a vote of the Company's Board of Directors, including a majority of those directors who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of such parties. The Advisory Contract was also approved by the Fund's shareholders at their first meeting held on October 18, 1989. The Advisory Contract will, unless sooner terminated pursuant to its terms, continue in effect until January 12, 1999, and thereafter for successive one year periods so long as it is approved annually (a) by a majority of the directors who are not parties to the Advisory Contract or "interested persons" of the Company or of the Adviser, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the Board of Directors of the Company or by a vote of holders of a majority of outstanding shares (as defined in "DESCRIPTION OF SHARES") of the Fund. The Advisory Contract is terminable by vote of the Company's Board of Directors or by the holders of a majority of the outstanding shares of the Fund (as so defined), at any time without penalty, on 60 days' written notice to the Adviser. The Advisory Contract may also be terminated by the Adviser on 60 days' written notice to the Company. The Advisory Contract terminates automatically in the event of assignment thereof as defined in the 1940 Act.

     For the fiscal years ended December 31, 1995, 1996 and 1997, the Adviser's fees under the Advisory Contract were $3,359,005, $4,309,221 and $5,228,609, respectively. The Adviser may, from time to time, voluntarily waive all or a portion of its investment advisory fees. For the years ended December 31, 1995, 1996 and 1997, the Adviser waived $2,131, $79,731 and $211,230 respectively, which were payable to it under the Advisory Contract. Such fee waiver causes the yield of the Fund to be higher than it would be in the absence of such a waiver.


     Custodian, Transfer Agency and Administration Agreements. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, is custodian of the Fund's assets pursuant to a Custody Agreement dated August 15, 1997 (the "Custody Agreement"). Under the Custody Agreement, IFTC (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities for the account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (e) makes periodic reports to the Company's Board of Directors concerning the Fund's operations. IFTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that IFTC remains responsible for the performance of all duties under the Custody Agreement and holds the Company harmless from the acts and omissions of any sub-custodian.

         Bradford serves as the transfer and dividend disbursing agent for the Fund's shares pursuant to a Transfer Agency Agreement dated April 26, 1991, as amended as of February 22, 1993 (the "Transfer Agency Agreement"), under which Bradford (a) issues and redeems shares of the Fund, (b) pays or arranges for the payment of dividends and distributions, (c) addresses and mails communications by the Fund to record owners of shares, including reports to shareholders and proxy materials for its meetings of shareholders, (d) maintains shareholder accounts and, if requested, sub-accounts, and (e) makes periodic reports to the Company's Board of Directors concerning the operations of the Fund. The Fund pays Bradford a fee at an annual rate of $11.50 for each active Fund account, in addition to the following fees: check writing fee of $.25 per check; $7.50 for each stop payment (paid by shareholder); $15.00 per return of check for nonsufficient funds (paid by shareholder); and $2.00 per check copy (paid by shareholder). In addition, the Fund reimburses Bradford for its payment of the following expenses: toll free telephone lines (if required by the Fund), envelopes, checks, postage, hardware and telephone lines for remote terminals (if required by the Fund), certificate issuance fees, microfiche and microfilm, and proxy solicitation expenses (if required by the Fund).


         R&T, a Delaware limited partnership, serves as administrator to the Fund pursuant to an Administrative Services Agreement dated August 15, 1997 (the "Administrative Services Agreement"), under which R&T provides various administrative and accounting services. These services include (a) maintenance of the Fund's books and records, (b) preparation of regulatory filings and shareholder reports, (c) computation of net asset values and daily dividends,
(d) accounting with respect to income and expense items, cash balances, market value, yield, portfolio turnover and average maturity of the Fund and its assets, (e) preparation of financial statements and tax returns, and (f) reconciliation of trades. For its services to the Fund under the Administrative Services Agreement, R&T receives a fee computed as described in the Prospectus. For the period from August 18, 1997 to December 31, 1997, R&T earned $201,543 for such services.

         Prior to August 18, 1997, PFPC, Inc. ("PFPC") served as administrator and fund accountant for the Fund pursuant to an Administration and Account Services Agreement dated January 13, 1989, as amended. For the fiscal years ended December 31, 1995 and 1996, and for the period January 1, 1997 through August 17, 1997, the fees of PFPC as administrator to the Fund were $493,829, $521,057 and $338,252, respectively.


         Distribution Agreement. Pursuant to the terms of the Distribution Agreement dated January 12, 1989 (the "Distribution Contract"), entered into between Bradford and the Company on behalf of the Fund, and a Plan of Distribution (the "Plan"), which was adopted and the continuation of which has been approved in the manner prescribed by Rule 12b-1 under the 1940 Act, Bradford uses its best efforts to distribute the shares of the Fund, and Bradford is reimbursed for certain current distribution expenses as described in the Prospectus.


         The Plan was last approved by the Company's Board of Directors, including the directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements relating to the Plan ("Rule 12b-1 directors"), on October 24, 1997. In approving the Plan, the Company's directors concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the Plan and the services provided to the Fund pursuant thereto will benefit the Fund and its shareholders. The Plan was also approved by the Fund's shareholders on October 18, 1989.


         Among other things, the Plan provides that: (a) Bradford is required to submit quarterly reports to the directors of the Company (which are reviewed by the directors) regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (b) the Plan will continue in effect only so long as it is approved at least annually by the Company's Board of Directors, including the Rule 12b-1 directors, and any material amendment thereto is approved by the Company's Board of Directors, including the Rule 12b-1 directors, acting in person at a meeting called for such purpose; (c) the aggregate amount to be spent by the Fund on the distribution of the Fund's shares under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined in "DESCRIPTION OF SHARES") and (d) while the Plan remains in effect, the selection and nomination of the Company's directors who are not "interested persons" of the Company (as defined in the 1940 Act) shall be committed to the discretion of the directors who are not interested persons of the Company.


         For the fiscal year ended December 31, 1997, the Fund reimbursed Bradford for distribution expenses totalling $2,844,920. Bradford's distribution expenses for the Fund consisted principally of the following: allocated expenses of Bradford's money fund operations department; allocated expenses of Bradford's branch office overhead; allocated expenses of Bradford's financial services department, including mutual fund sales; statement processing; allocated expenses of management sales and branch administration, marketing and training departments; and compensation paid to account executives. Directors and officers of the Company who are affiliated with Bradford may have a direct or indirect financial interest in the operation of the Plan. No director of the Company who is not an "interested person" of the Company (as defined in the 1940 Act) has any such financial interest. Bradford may, from time to time, voluntarily waive all or a portion of the fees payable to it under the Plan. Any such fee waiver will cause the yield of the Fund to be higher than it would be in the absence of such a waiver.

                             PORTFOLIO TRANSACTIONS

         The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers or dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions are typically effected with dealers acting as principal for their own account. The Fund did not pay any brokerage commissions during the three most recent fiscal years.

         In determining which brokers to use for the portfolio transactions effected on an agency basis, the Adviser will attempt to obtain the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided. In so selecting brokers, the Adviser may consider a number of factors, including, but not limited to, the skill of the firm's securities traders and the firm's financial responsibility and administrative efficiency.

         When consistent with these objectives, brokerage may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. In the event portfolio transactions are effected with brokers or dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. These services may indirectly benefit not just the Fund but also other accounts which the Adviser may manage.

         The Adviser is authorized to cause the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged if the Adviser determines that such amount of commission is reasonable in relation to the overall quality of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. Under the terms of the Advisory Contract, the Fund may not pay any compensation in the form of brokerage commissions to the Distributor
(1) which would exceed the
amount permitted under Section 17(e) of the 1940 Act and the rules and regulations thereunder or (2) for research services within the meaning of
Section 28(e) of the Securities Exchange Act of 1934. In payment of brokerage commissions to the Distributor acting as agent in over-the-counter transactions, the Adviser intends to comply with Section 17(e)(2)(C) of the 1940 Act which requires that such commissions not exceed one percent of the purchase or sale price of the securities involved.

         The Fund purchases only securities with remaining maturities of 397 days (13 months) or less and may attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yield in different segments of the high-grade money market or among particular instruments within the same segment of the market. Accordingly, its portfolio turnover rate may be relatively high. However, because brokerage commissions are not normally paid with respect to investments made by the Fund, the turnover rate should not materially adversely affect the Fund's net asset value or net income.

         Investment decisions for the Fund and for other investment accounts that the Adviser may manage in the future, including other portfolios which may be created by the Company, will be made independently of each other in the light of differing investment objectives or circumstances. However, the same investment decision may be made for two or more of such accounts. In such cases, purchases or sales will be averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures, which will be reviewed by the Company's directors annually, require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that the Adviser not participate in or benefit from the sale to the Fund.


         The Fund has from time to time during 1997 held securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies, including those of Ford Motor Credit Corp., GECC Capital Markets Group, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., American Express Credit Corp. and Bear Stearns & Co. At December 31, 1997, the Fund held the following amounts of commercial paper or notes of Ford Motor Credit

Co., General Electric Capital Corp., Merrill Lynch & Co., Inc., American Express Credit Corp. and Bear Stearns Companies, Inc.: $70,003,211, $74,464,952, $72,796,360, $19,616,125 and $75,389,575, respectively.


                       PURCHASE AND REDEMPTION INFORMATION

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder will incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

         Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

                               VALUATION OF SHARES


         The method for determining the net asset value per share of the Fund is summarized in the Prospectus under the heading "DETERMINATION OF NET ASSET VALUE." The Fund intends to use its best efforts to maintain its net asset value of $1.00 per share. Net asset value per share, the value of an individual share in the Fund, is computed by dividing the Fund's net assets by the number of its outstanding shares. The Fund's "net assets" equal the value of the Fund's investments and other securities less its liabilities. The Fund's net asset value per share is computed once each day as of the close of trading (currently 4:00 p.m. Eastern time) on the NYSE on each day, Monday through Friday, when the NYSE and IFTC are both open for business.


         The Fund calculates the value of its portfolio securities by using the amortized cost method of valuation in accordance with Rule 2a-7 under the 1940 Act. Under this method, the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Fund would receive if the security were sold prior to maturity. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Fund may have to sell portfolio securities prior to maturity and at a price which might be lower than their value under the amortized cost method of valuation.

         Pursuant to Rule 2a-7, the Board of Directors of the Company has determined, in good faith, that it is in the best interests of the Fund and its shareholders to maintain a stable net asset value per share by virtue of the amortized cost method of valuation. The Fund will continue to use this method only so long as the Board of Directors believes that it fairly reflects net asset value per share calculated using market quotations. In accordance with Rule 2a-7, the Board of Directors of the Company has, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, established written procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the Fund's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per share, calculated using available market quotations (or an appropriate substitute which reflects current market conditions), from the Fund's amortized cost price per share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include redemptions in kind, selling portfolio instruments prior to realizing capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. The Fund will, in further compliance with Rule 2a-7, maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value and not exceeding 90 days; will not purchase any instrument with a remaining maturity of greater than 397 days (thirteen months); will limit its portfolio investments to those U.S. dollar-denominated instruments which the Adviser, pursuant to the procedures established by the Board, determines present minimal credit risks and which are Eligible Securities (as defined in Rule 2a-7); will generally limit its investment in the securities of any one issuer to no more than five percent of the Fund's assets, measured at the time of purchase; will limit its investment in securities which are Second Tier Securities (as defined in Rule 2a-7) to no more than five percent of the Fund's assets, with investment in the Second Tier Securities of any one issuer being limited to the greater of one million dollars or one percent of the Fund's assets; will, in the event that a portfolio security goes into default or the rating of a portfolio security is downgraded so that it no longer is an Eligible Security, and in certain other circumstances, reassess promptly whether the security presents minimal credit risks, determine whether continuing to hold the security is in the best interest of the Fund, and record such actions in the Fund's records; will notify the SEC if it holds defaulted securities which amount to one half of one percent or more of the Fund's assets; and will record, maintain and preserve a written copy of the above-described procedures and a written record of the Board's and the Adviser's considerations and actions taken in connection with the discharge of their respective above-described responsibilities.


         In determining the approximate market value of portfolio investments, the Fund may use outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company's Board of Directors.

                             PERFORMANCE INFORMATION

         The Fund's current and effective yields are computed using standardized methods required by the SEC. The annualized yields for the Fund are computed by:
(a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar-day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


         The yield for the seven day period ending December 31, 1997, for the Fund was 4.99%, and the effective yield for the same period was 5.12%.

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of the Fund will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, the method used by each fund to compute the yield and whether there are any special account charges which may reduce the effective yield.


         The yields on certain obligations, including the money market instruments in which the Fund invests (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings issued by the Rating Agencies, such as Moody's Investors Service and Standard & Poor's Corporation, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Fund, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, the Adviser will consider whether the Fund should continue to hold the obligation.


         From time to time, in advertisements or in reports to shareholders, the yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives. For example, the yield of the Fund may be compared to the IBC Financial Data, Inc.'s Money Fund Averages, which are averages compiled by IBC Financial Data, Inc.'s Money Fund Report of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds.

                                      TAXES

         The Fund has qualified, and intends to remain qualified, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is generally not subject to U.S. Federal income tax on its income and gains distributed to shareholders, provided the Fund distributes to its shareholders at least 90% of its net investment income (i.e., net income exclusive of net long-term capital gains) each year.

         To so qualify, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its investments so that, at the end of each quarter of its taxable year, (a) at least 50% of the value of its assets is represented by cash, cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than the U.S. Government). In addition, to utilize the tax provisions specially applicable to regulated investment companies, the Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year and 90% of its interest income which is excludable from income under Section 103(a) of the Code. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         As described in the Prospectus under "Taxes," shareholders (other than tax-exempt shareholders) are subject to federal income tax on distributions of income and capital gains, regardless of whether they reinvest such distributions in shares of the Fund. Distributions of net investment income are taxable to shareholders as ordinary income. The Fund does not intend to make distributions that will be eligible for the corporate dividends received deduction. Distributions of net capital gains (the excess of net mid-term or net long-capital gains over net short-term capital losses) are taxable to shareholders as mid-term or long-term capital gains, respectively, regardless of the length of time shares of the Fund have been held. The net capital gains of the Fund are expected to be minimal. Shareholders will be advised annually as to the federal tax status, as capital gain or ordinary income, of distributions made by the Fund during the year.

         Any gain or loss realized upon a taxable disposition of Fund shares by a shareholder who is not a dealer in securities generally will be treated as either mid-term or long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. The holding period for mid-term capital gains is more than one year but not more than eighteen months; the holding period for long-term capital gains is more than eighteen months. Any loss realized upon a taxable disposition of Fund shares may be deferred if other Fund shares are purchased (under the dividend reinvestment plan or otherwise) within 30 days before or after the disposition.

         The Fund may acquire certain securities at a discount. Current federal income tax law requires that a holder (such as the Fund) of such a security include in taxable income a portion of the discount which accrues on such security during the tax year even if the Fund receives no payment in cash on the security during the year. As a regulated investment company, the Fund must pay out 90% of its net investment income each year, will be subject to corporate-level tax to the extent it does not distribute all its income and gains, and will be subject to a 4% excise tax if the additional distribution requirement described below is not met. The foregoing rules would apply with respect to any accrued discount included in the Fund's income, even though the Fund may not receive cash corresponding to the accrued discount. Distributions will be made from the cash assets of the Fund or by liquidating portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales, and any gain so realized would also need to be distributed.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income and gains will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders. However, additional federal income taxes may be imposed on the Fund if it requalifies in a subsequent taxable year as a regulated investment company.

         A non-deductible 4% excise tax will be imposed on the Fund to the extent the Fund does not distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund's actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years. The Fund intends to distribute its income and gains in a manner so as to avoid the imposition of such 4% excise tax.

         For purposes of applying the distribution requirements described above, and for purposes of determining the taxable income of shareholders each year, dividends declared by the Fund in October, November or December of a year, payable to shareholders as of a record date in such a month, and paid during the following January, will be treated for Federal income tax purposes as paid by the Fund and received by shareholders as of December 31 of the calendar year declared.

         Federal income tax is required to be withheld at the rate of 31% of all taxable distributions payable to shareholders, including the proceeds of any redemptions, who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, which are subject to change by legislative or administrative action. No determination can be made as to whether future legislation addressing the federal income tax consequences to the Fund or its shareholders will be enacted.

         The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

         Distributions to shareholders may also be subject to state and local taxes, depending on each shareholder's particular situation. Investors are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                              DESCRIPTION OF SHARES


         The Adviser provided the initial capital for the Fund by purchasing 100,000 shares for $100,000. Such shares were acquired for investment and were redeemed on February 23, 1994. The organizational expenses of the Fund have been borne by the Fund and were amortized over a 60-month period and if in the future additional portfolios are offered by the Company, the organizational expenses will be allocated among the portfolios in a manner deemed equitable by the Board of Directors. As of March 31, 1998, to the Fund's knowledge no person held beneficially 5% or more of the outstanding shares of the Fund, and the directors and officers of the Company as a group owned less than 1% of such outstanding shares. All of the Fund's outstanding shares were then owned of record by Bradford.


         As a general matter, the Fund will not hold annual or other meetings of shareholders. Under the Company's Articles of Incorporation and By-Laws, an annual meeting of shareholders is not required to be held in any year in which the Fund is not required under the 1940 Act to submit for shareholder approval
(i) the election of director(s), (ii) any contract with an investment adviser or principal underwriter (as such terms are defined in the 1940 Act) or any renewal or amendment thereof, or (iii) the selection of the Fund's independent public accountants. Each duly elected director serves until the election and qualification of his successor, if any, or until such director sooner dies, resigns, retires or is removed by the shareholders. Under certain circumstances shareholders have the right to call for a meeting of shareholders to consider the removal of one or more directors. The Company will assist in shareholder communication in such matters.

         Should the Fund in the future offer shares of one or more other portfolios, the Articles of Incorporation provide that on any matter submitted to a vote of the shareholders of the Company, all shares entitled to vote, irrespective of portfolio, would be voted in the aggregate and not by portfolio except that (a) as to any matter with respect to which a separate vote of any portfolio is required by the 1940 Act (such as the Fund's Rule 12b-1 Plan) or other applicable law, such requirements as to a separate vote by that portfolio would apply in lieu of the aggregate voting as described above, and (b) as to any matter which does not affect the interest of all portfolios, only shareholders of the affected portfolio or portfolios would be entitled to vote thereon.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined below) of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, such Rule exempts the selection of independent public accountants and the election of directors from its separate voting requirements.

         As used in the Prospectus and in this Statement of Additional Information, the term "majority of the outstanding shares" of the Company or a particular portfolio of the Company means the vote of the lesser of (i) 67% or more of the shares of the Company or such portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Company or such portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such portfolio.

         For information relating to possible mandatory redemption of shares at the election of the Fund, see the discussion under "PURCHASE AND REDEMPTION OF SHARES -- Redemption Procedures" in the Prospectus.

                                  MISCELLANEOUS


         Counsel. The law firm of Baker & Hostetler LLP, Capital Square, Suite 2100, 65 East State Street, Columbus, Ohio 43215, serves as counsel to the Company and will pass upon the legality of the shares offered hereby.

         Independent Auditors. Deloitte & Touche LLP, SunTrust Center, Nashville, Tennessee 37219, serves as the Company's independent auditors. The financial statements of the Fund appearing in this Statement of Additional Information have been audited by Deloitte & Touche LLP, as set forth in their report appearing elsewhere herein, and have been included in reliance on their report given on their authority as experts in accounting and auditing.



         Year 2000 Matters. Each of R&T, the Adviser and Bradford have advised the Fund that it has examined its systems as they relate to the services provided to and the operation of the Fund and that to the best of its knowledge it is not aware of any material operational or financial obstacles presented by the Year 2000 issue. The Year 2000 issue refers to existing computer programs that use two digits to identify a year in a date field and therefore would read the year 2000 to be the year 1900. As a result, such computer applications could fail or create erroneous results by or at the year 2000. There can be no assurance, however, that the Fund or its service providers will not experience problems or difficulties as a result of the Year 2000 issue.

                              FINANCIAL STATEMENTS

                            THE BRADFORD FUNDS, INC.
                             THE BRADFORD MONEY FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1997


                                                         PERCENTAGE                         PAR
                                                        OF PORTFOLIO       MATURITY         (000)            VALUE
                                                        ------------     -----------      ---------       ------------

AGENCY OBLIGATIONS.....................................    28.56%
   Federal Farm Credit Bank
              6.21%                                                        04/21/98       $   1,000       $  1,001,499
              5.48%                                                        05/01/98          12,000         11,989,527
   Federal Home Loan Bank
              5.58%                                                        03/04/98          15,000         14,855,721
   Federal Home Loan Mortgage Corporation
              5.60%                                                        03/06/98          18,000         17,820,800
              5.63%                                                        03/10/98          10,000          9,893,656
              5.60%                                                        03/13/98          15,000         14,834,333
   Federal National Mortgage Association
              5.50%                                                        01/05/98          12,000         11,992,667
              5.48%                                                        02/05/98          15,000         14,920,083
              5.47%                                                        02/06/98           6,000          5,967,180
              5.45%                                                        02/09/98          18,500         18,390,773
              5.47%                                                        02/09/98          10,000          9,940,742
              5.55%                                                        03/02/98          10,000          9,907,500
              5.57%                                                        03/03/98          15,000         14,858,429
              5.58%                                                        03/05/98          17,500         17,329,113
              5.61%                                                        03/06/98          10,000          9,900,178
              5.61%                                                        03/09/98          19,500         19,296,404
              5.59%                                                        03/10/98          10,500         10,389,132
              5.63%                                                        03/10/98          16,500         16,324,654
              5.40%                                                        03/12/98          12,500         12,368,750
              5.59%                                                        03/12/98          10,000          9,891,305
              5.62%                                                        03/13/98          15,000         14,833,742
              5.59%                                                        03/26/98          41,000         40,465,223
              5.58%                                                        03/30/98          10,500         10,356,780
              5.59%                                                        04/13/98          24,000         23,619,880
              5.59%                                                        04/22/98          39,000         38,327,802
              5.55%                                                        04/24/98          22,000         21,617,118
              5.53%                                                        06/04/98          10,000          9,763,439
              5.52%                                                        06/08/98          10,000          9,757,733
              5.54%                                                        06/09/98          19,000         18,535,102
              5.51%                                                        06/19/98           7,500          7,306,002
                                                                                                          ------------
   TOTAL AGENCY OBLIGATIONS                                                                                446,455,267
                                                                                                          ------------


                 See accompanying notes to financial statements.

                            THE BRADFORD FUNDS, INC.
                             THE BRADFORD MONEY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997

                                                         PERCENTAGE                           PAR
                                                        OF PORTFOLIO      MATURITY           (000)           VALUE
                                                        ------------     ----------        --------       ------------
COMMERCIAL PAPER.......................................    70.50%
Agriculture............................................     9.66%
   Archer Daniels Midland (A-1+,P-1)
              5.55%                                                        01/12/98         $22,000       $ 21,962,692
              5.55%                                                        01/29/98          13,000         12,943,883
              5.58%                                                        02/12/98          11,000         10,928,390
              5.68%                                                        02/25/98          12,938         12,825,727
              5.70%                                                        03/06/98          10,000          9,898,667
   Cargill, Inc. (A-1+, P-1)
              5.51%                                                        03/12/98          14,000         13,850,006
              5.57%                                                        03/17/98          14,500         14,331,740
              5.61%                                                        03/20/98          15,000         14,817,675
              5.61%                                                        03/23/98           5,000          4,936,887
              5.65%                                                        04/02/98          20,000         19,714,361
              5.54%                                                        04/17/98           7,000          6,885,814
   Golden Peanuts Co. (A-1+,P-1)
              5.63%                                                        03/19/98           8,000          7,903,664
                                                                                                          ------------
                                                                                                           150,999,506
                                                                                                          ------------

Automobiles............................................     4.82%
   Daimler-Benz North America (A-1, P-1)
              5.55%                                                        01/13/98          12,000         11,977,800
              5.70%                                                        01/20/98           9,500          9,471,421
              5.53%                                                        02/02/98          10,000          9,950,844
              5.53%                                                        02/20/98           8,000          7,938,556
              5.76%                                                        02/20/98           5,866          5,819,072
              5.55%                                                        02/23/98          15,000         14,877,437
              5.64%                                                        02/26/98           5,500          5,451,747
              5.53%                                                        02/27/98          10,000          9,912,442
                                                                                                          ------------
                                                                                                            75,399,319
                                                                                                          ------------

Banks-Multi-National...................................     1.40%
   J.P. Morgan & Co., Inc. (A-1+, P-1)
              5.57%                                                        01/30/98          22,000         21,901,287
                                                                                                          ------------
Beverages..............................................     1.46%
   Coca-Cola Co. (A-1+, P-1)
              5.57%                                                        02/17/98          10,000          9,927,281
              5.57%                                                        02/18/98          13,000         12,903,453
                                                                                                          ------------
                                                                                                            22,830,734
                                                                                                          ------------




                 See accompanying notes to financial statements.

                            THE BRADFORD FUNDS, INC.
                             THE BRADFORD MONEY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997



                                                         PERCENTAGE                          PAR
                                                        OF PORTFOLIO      MATURITY          (000)           VALUE
                                                        ------------     -----------       --------       -----------
COMMERCIAL PAPER (CONTINUED)
Chemicals..............................................     6.05%
   Dupont (E.I.) de Nemours & Co. (A-1+, P-1)
              5.68%                                                        03/05/98         $11,729       $11,612,414
              5.49%                                                        03/18/98          17,000        16,802,970
              5.53%                                                        03/25/98           6,500         6,417,127
              5.59%                                                        05/14/98          10,000         9,793,480
              5.59%                                                        05/28/98          10,000         9,771,742
              5.46%                                                        06/02/98          10,000         9,769,467
   Monsanto Co. (A-1, P-1)
              5.53%                                                        01/07/98          10,000         9,990,783
              5.68%                                                        01/26/98          10,000         9,960,556
              5.50%                                                        02/04/98          10,500        10,445,458
                                                                                                          -----------
                                                                                                           94,563,997
                                                                                                          -----------
Computer Software......................................     1.75%
   IBM Credit Corp. (A-1, P-1)
              5.54%                                                        01/20/98           5,500         5,483,919
              5.53%                                                        02/10/98           5,500         5,466,205
              5.55%                                                        02/24/98           6,500         6,445,887
              5.51%                                                        03/09/98          10,000         9,897,453
                                                                                                          -----------
                                                                                                           27,293,464
                                                                                                          -----------
Consumer Products......................................     1.85%
   Proctor & Gamble Co. (A-1+, P-1)
              5.50%                                                        01/23/98           6,600         6,577,817
              5.55%                                                        02/25/98          11,500        11,402,490
              5.72%                                                        03/10/98           5,600         5,539,495
              5.58%                                                        03/31/98           5,500         5,424,127
                                                                                                          -----------
                                                                                                           28,943,929
                                                                                                          -----------
Entertainment..........................................     1.83%
   Walt Disney Company Inc. (A-1, P-1)
              5.50%                                                        03/02/98          10,000         9,908,333
              5.61%                                                        03/16/98          10,500        10,378,918
              5.55%                                                        03/23/98           8,500         8,393,856
                                                                                                          -----------
                                                                                                           28,681,107
                                                                                                          -----------





                 See accompanying notes to financial statements.

                            THE BRADFORD FUNDS, INC.
                             THE BRADFORD MONEY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997


                                                         PERCENTAGE                       PAR
                                                        OF PORTFOLIO       MATURITY       (000)             VALUE
                                                        ------------      ---------    ------------    ---------------
COMMERCIAL PAPER (CONTINUED)
Finance................................................    19.25%
   American Express Credit Corp. (A-1, P-1)
              5.55%                                                        04/30/98     $    14,500     $   14,233,985
              5.55%                                                        05/20/98           5,500          5,382,140
   Ford Motor Credit Co. (A-1, P-1)
              6.05%                                                        01/02/98          10,000          9,998,319
              5.57%                                                        02/05/98          14,000         13,924,186
              5.50%                                                        02/17/98           9,000          8,935,375
              5.48%                                                        02/24/98          12,000         11,901,360
              5.55%                                                        02/24/98           4,000          3,966,700
              5.49%                                                        02/25/98          10,000          9,916,125
              5.51%                                                        03/17/98          10,000          9,885,208
              5.50%                                                        04/16/98           1,500          1,475,938
   General Electric Capital Corp. (A-1+, P-1)
              6.08%                                                        01/09/98          19,000         18,974,329
              5.54%                                                        01/15/98           1,000            997,846
              5.57%                                                        02/06/98          15,000         14,916,450
              5.55%                                                        02/12/98          10,500         10,432,013
              5.55%                                                        03/11/98          10,000          9,893,625
              5.53%                                                        03/16/98           9,500          9,392,011
              5.53%                                                        04/03/98          10,000          9,858,678
   J.C. Penney Funding Corp. (A-1, P-1)
              5.59%                                                        01/05/98          14,500         14,490,994
              5.59%                                                        01/27/98          30,000         29,878,883
              5.58%                                                        02/18/98          10,000          9,925,600
   Met Life Funding Corp. (A-1+, P-1)
              5.59%                                                        01/08/98          12,252         12,238,683
              5.71%                                                        03/24/98          16,237         16,025,820
   Pitney Bowes Credit Corp. (A-1+, P-1)
              5.50%                                                        01/06/98          10,000          9,992,361
   USAA Capital Corp. (A-1+, P-1)
              5.68%                                                        01/22/98           6,500          6,478,463
              5.55%                                                        02/03/98           3,000          2,984,737
              5.67%                                                        02/04/98          10,000          9,946,450
              5.63%                                                        02/13/98          25,000         24,831,882
                                                                                                        --------------
                                                                                                           300,878,161
                                                                                                        --------------


                 See accompanying notes to financial statements.

                            THE BRADFORD FUNDS, INC.
                             THE BRADFORD MONEY FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 1997


                                                         PERCENTAGE                          PAR
                                                        OF PORTFOLIO      MATURITY          (000)            VALUE
                                                        ------------     -----------       --------       ------------

COMMERCIAL PAPER (CONTINUED)
Financial Services.....................................     9.48%
   Bear Stearns Companies, Inc. (A-1, P-1)
              5.58%                                                        01/14/98         $10,000       $  9,979,850
              5.62%                                                        02/06/98          14,000         13,921,320
              5.55%                                                        02/11/98          13,000         12,917,829
              5.69%                                                        03/03/98          14,000         13,865,021
              5.56%                                                        03/04/98           5,000          4,952,122
              5.69%                                                        03/20/98          20,000         19,753,433
   Merrill Lynch & Co., Inc. (A-1+, P-1)
              5.62%                                                        01/08/98          10,000          9,989,072
              5.57%                                                        01/28/98           3,500          3,485,379
              5.54%                                                        02/19/98          16,000         15,879,351
              5.53%                                                        02/27/98           8,500          8,425,575
              5.62%                                                        02/27/98          10,000          9,911,017
              5.75%                                                        03/13/98          10,500         10,380,927
              5.51%                                                        03/26/98           5,000          4,935,717
              5.66%                                                        05/15/98          10,000          9,789,322
                                                                                                          ------------
                                                                                                           148,185,935
                                                                                                          ------------
Food...................................................     3.18%
   Campbell Soup Co. (A-1+, P-1)
              5.46%                                                        02/26/98          25,000         24,787,667
              5.50%                                                        03/04/98           4,600          4,556,428
              5.62%                                                        04/09/98          10,500         10,339,361
   McCormick and Co., Inc. (A-1, P-1)
              5.53%                                                        01/12/98          10,000          9,983,103
                                                                                                          ------------
                                                                                                            49,666,559
                                                                                                          ------------
Food/Retail............................................     4.78%
   Winn Dixie Stores, Inc. (A-1, P-1)
              5.58%                                                        01/13/98          15,000         14,972,100
              5.58%                                                        01/27/98          10,000          9,959,700
              5.68%                                                        02/03/98          30,000         29,843,800
              5.67%                                                        02/10/98           8,000          7,949,600
              5.70%                                                        02/10/98          12,000         11,924,000
                                                                                                          ------------
                                                                                                            74,649,200
                                                                                                          ------------



                 See accompanying notes to financial statements.

                            THE BRADFORD FUNDS, INC.
                            THE BRADFORD MONEY FUND
                      STATEMENT OF NET ASSETS (CONCLUDED)
                               DECEMBER 31, 1997

                                                         PERCENTAGE                           PAR
                                                        OF PORTFOLIO      MATURITY           (000)         VALUE
                                                        ------------     -----------       --------    --------------
COMMERCIAL PAPER (CONTINUED)
Pharmaceutical.........................................     2.28%
   Schering-Plough Corporation (A-1+, P-1)
              5.65%                                                        02/24/98         $10,000     $    9,915,250
              5.72%                                                        03/19/98           6,000          5,926,593
   Warner-Lambert Company (A-1+, P-1)
              5.50%                                                        02/23/98          20,000         19,838,056
                                                                                                        --------------
                                                                                                            35,679,899
                                                                                                        --------------
Publishing.............................................     2.71%
   McGraw-Hill, Inc. (A-1, P-1)
              5.57%                                                        01/30/98          10,830         10,781,406
              5.67%                                                        03/18/98          12,000         11,856,360
              5.67%                                                        03/19/98          20,000         19,757,450
                                                                                                        --------------
                                                                                                            42,395,216
                                                                                                        --------------
   TOTAL COMMERCIAL PAPER                                                                                1,102,068,313
                                                                                                        --------------

VARIABLE RATE OBLIGATIONS..............................     1.00%
   Federal Home Loan Bank
              6.00%                                                        03/29/98           3,500          3,499,485
   Federal National Mortgage Association
              5.51%                                                        03/14/98           5,000          5,000,000
   Student Loan Marketing Association
              5.61%                                                        01/06/98           5,000          4,999,596
              5.64%                                                        01/06/98           2,225          2,222,661
                                                                                                        --------------
   TOTAL VARIABLE RATE OBLIGATIONS                                                                          15,721,742
                                                                                                        --------------

TOTAL INVESTMENTS......................................   100.06%                                        1,564,245,322
   (Amortized Cost $1,564,245,322)*

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.........   (-0.06%)                                            (957,174)
                                                           -----                                        --------------
NET ASSETS.............................................   100.00%                                       $1,563,288,148
                                                          ======                                        ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE
   (1,563,288,148 / 1,563,302,506)                                                                      $         1.00
                                                                                                        ==============

---------------------

* Also cost for Federal Income Tax purposes.


                 See accompanying notes to financial statements.

                            THE BRADFORD FUNDS, INC.
                             THE BRADFORD MONEY FUND
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997








INVESTMENT INCOME
   Interest......................................................................          $   79,769,295
                                                                                           --------------
EXPENSES
   Advisory fees.................................................................               5,228,609
   Administration fees...........................................................                 539,795
   Distribution fees.............................................................               2,844,920
   Directors' fees...............................................................                  43,601
   Custodian fees................................................................                 156,688
   Transfer agent fees...........................................................               1,397,967
   Legal fees....................................................................                  65,584
   Audit fees....................................................................                  19,328
   SEC registration fees.........................................................                  96,971
   Blue sky registration fees....................................................                  66,410
   Insurance expense.............................................................                  16,992
   Printing and postage fees.....................................................                 204,747
   Miscellaneous fees............................................................          $       10,238
                                                                                           --------------
       TOTAL EXPENSES............................................................              10,691,850
   Waiver of advisory fees.......................................................          $     (211,230)
                                                                                           --------------
       NET EXPENSES..............................................................              10,480,620
                                                                                           --------------
   NET INVESTMENT INCOME.........................................................              69,288,675
   NET REALIZED LOSS ON INVESTMENTS..............................................                     (18)
                                                                                           --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................          $   69,288,657
                                                                                           ==============

                 See accompanying notes to financial statements.

                            THE BRADFORD FUNDS, INC.
                             THE BRADFORD MONEY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS




                                                                     FOR THE YEAR             FOR THE YEAR
                                                                         ENDED                   ENDED
                                                                   DECEMBER 31, 1997        DECEMBER 31, 1996
                                                                   -----------------        -----------------
Increase in Net Assets:
   Operations:
     Net investment income......................................   $      69,288,675             54,422,671
     Net realized loss on investments...........................                 (18)       $          (139)
                                                                   -----------------        ---------------
     Net increase in net assets resulting from operations.......          69,288,657             54,422,532
                                                                   -----------------        ---------------
   Dividends to shareholders from:
     Net investment income ($.0485 and $.0468 per share,
           respectively)........................................         (69,288,675)           (54,422,671)
                                                                   -----------------        ---------------
   Total dividends to shareholders..............................         (69,288,675)           (54,422,671)
                                                                   -----------------        ---------------
   Capital stock transactions:
     Proceeds from sale of capital shares.......................       6,757,471,254          5,268,446,578
     Value of shares issued in reinvestment of dividends........          68,375,264             51,941,658
     Cost of shares repurchased.................................      (6,496,879,767)        (5,095,436,397)
                                                                   -----------------        ---------------
     Increase in net assets derived from capital stock
           transactions.........................................         328,966,751            224,951,839
                                                                   -----------------        ---------------
   Total increase in assets.....................................         328,966,733            224,951,700
                                                                   -----------------        ---------------
Net Assets:
     Beginning of year..........................................       1,234,321,415          1,009,369,715
                                                                   -----------------        ---------------
     End of year................................................   $   1,563,288,148        $ 1,234,321,415
                                                                   =================        ===============


                 See accompanying notes to financial statements.

                            THE BRADFORD FUNDS, INC.
                            THE BRADFORD MONEY FUND
                              FINANCIAL HIGHLIGHTS
                  (for a share outstanding through each year)


                                                    FOR THE YEAR   FOR THE YEAR     FOR THE YEAR      FOR THE YEAR   FOR THE YEAR
                                                       ENDED          ENDED            ENDED             ENDED          ENDED
                                                    DECEMBER 31,   DECEMBER 31,     DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                                        1997           1996             1995             1994           1993
                                                    ------------   ------------     ------------      ------------   ------------
Net Asset Value, Beginning of Year ............     $      1.00    $      1.00       $     1.00        $    1.00       $    1.00
                                                    -----------    -----------       ----------        ---------       ---------

INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income ......................           .0485          .0468            .0515            .0343           .0247
   Net Realized Gain on Investments ...........              --             --               --               --              --
                                                    -----------    -----------       ----------        ---------       ---------
       Total From Investment Operations .......           .0485          .0468            .0515            .0343           .0247
                                                    -----------    -----------       ----------        ---------       ---------

LESS DISTRIBUTIONS:
   Dividend to Shareholders from Net Investment
       Income .................................          (.0485)        (.0468)          (.0515)          (.0343)         (.0247)
   Dividend to Shareholders from Net Realized
       Gains ..................................              --             --               --               --              --
                                                    -----------    -----------       ----------        ---------       ---------
       Total Distributions ....................          (.0485)        (.0468)          (.0515)          (.0343)         (.0247)
                                                    -----------    -----------       ----------        ---------       ---------

Net Asset Value, End of Year ..................     $      1.00    $      1.00       $     1.00        $    1.00       $    1.00
                                                    ===========    ===========       ==========        =========       =========

TOTAL RETURN ..................................            4.96%          4.78%            5.28%            3.48%           2.50%
RATIO / SUPPLEMENT DATA:

   Net Assets, End of Year (in thousands) .....     $ 1,563,288    $ 1,234,321       $1,009,370       $  677,177        $719,337
     Ratio of Expenses to Average Daily Net
             Assets ...........................             .74%(a)        .77%(a)          .80%(a)          .80%(a)         .81%(a)
     Ratio of Net Investment Income to Average
             Daily Net Assets .................            4.87%(a)       4.68%(a)         5.15%(a)         3.39%(a)        2.47%(a)


(a) During the year a portion of the Advisory and/or Distribution fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the Ratio of Expenses to Average Daily Net Assets would have been .75%, .78%, .81%, .83%, and .84% respectively, and the Ratio of Net Investment Income to Average Daily Net Assets would have been 4.85%, 4.67%, 5.14%, 3.36%, and 2.44% respectively.




                 See accompanying notes to financial statements.

                            THE BRADFORD FUNDS, INC.
                            THE BRADFORD MONEY FUND
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


         The Bradford Funds, Inc. (the "Company"), an open-end, diversified management investment company, was incorporated in Maryland on October 26, 1988. The Company is authorized to issue 5.0 billion shares of multiple portfolios. The Company is currently offering shares of one portfolio, The Bradford Money Fund (the "Fund"). The only transaction occurring in the Fund between the date of incorporation and the commencement of operations was the sale and issuance of 100,000 shares of capital stock for $100,000 to Bradford Capital Management, Ltd. ("Bradford Capital Management"), the Fund's investment adviser, on January 10, 1989. The investment objective of the Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve this objective by investing in high quality, U.S. dollar-dominated instruments, such as short-term U.S. Government securities, bank certificates of deposit, commercial paper and repurchase agreements. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

         A) SECURITY VALUATION--Portfolio securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter a constant proportionate amortization of any discount or premium is recorded until maturity of the security. The Fund seeks to maintain net asset value per share at $1.00.

         B) SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis.

         C) DISTRIBUTIONS TO SHAREHOLDERS--Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, will be distributed at least annually.

         D) FEDERAL INCOME TAXES--The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and Federal excise taxes. Therefore, no provision has been recorded for Federal income or Federal excise taxes.

         E) REPURCHASE AGREEMENTS--Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian.

NOTE 2--INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND TRANSFER AGENCY AGREEMENTS

         The Fund has entered into an investment advisory agreement with Bradford Capital Management. J.C.B. Financial Services, Inc. acts as the general partner to the adviser and J.C. Bradford & Co. L.L.C., a Tennessee limited liability company ("Bradford"), is the adviser's limited partner. The general partner is a wholly owned subsidiary of Bradford & Co., Incorporated. The Fund has also entered into an Administration and Accounting Services Agreement with Reich & Tang Asset Management, L.P. and distribution and transfer agency agreements with Bradford.

                           THE BRADFORED FUNDS, INC.
                            THE BRADFORD MONEY FUND
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

NOTE 2--INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND TRANSFER AGENCY AGREEMENTS (CONTINUED)

         For the advisory services provided and expenses assumed by it, Bradford Capital Management is entitled to receive from the Fund a fee, computed daily and payable monthly, at an annual rate of .40% of the first $500 million of the Fund's daily net assets and .35% of the daily net assets of the Fund in excess of $500 million. Bradford Capital Management may, in its discretion from time to time, waive voluntarily all or any portion of its advisory fee or reimburse the Fund for a portion of the expenses of its operations. Bradford Capital Management has agreed to waive indefinitely a portion of its advisory fee such that it is receiving .30% of the Fund's average daily net assets in excess of $1 billion. For the year ended December 31, 1997, such waiver amounted to $211,230. Advisory fees, before such waiver amounted to $5,228,609 for the year ended December 31, 1997.

         For the administration services provided, Reich & Tang Asset Management, L.P. is entitled to receive from the Fund a fee, computed daily and payable monthly, at an annual rate of .10% of the first $200 million of daily net assets; .07% of the next $200 million of daily net assets; .045% of the next $200 million of daily net assets; .025% of the next $100 million of daily net assets; and .01% of the daily net assets in excess $700 million. Such fees amounted to $201,543 for the period from August 18, 1997 to December 31, 1997. For the period January 1, 1997 through August 17, 1997, PFPC Inc. provided administration services to the Fund and for such services received fees in the amount of $338,252.

         The Fund has adopted a Plan of Distribution and pursuant thereto has entered into an agreement under which the distributor, Bradford, is entitled to receive from the Fund reimbursement of its distribution costs at an annual rate of up to .20% of daily net assets. Bradford may, in its discretion from time to time, waive voluntarily all or any portion of its distribution fees. Such fees amounted to $2,844,920 for the year ended December 31, 1997.

         For the transfer agency services provided, Bradford is entitled to receive a fee, computed and paid monthly, at an annual rate of $11.50 per active account. Such fees amounted to $1,397,967 for the year ended December 31, 1997.

                            THE BRADFORD FUNDS, INC.
                             THE BRADFORD MONEY FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997


NOTE 3--CAPITAL STOCK

     Transactions in capital stock of the Fund were as follows:

                                                                   FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                                                   DECEMBER 31, 1997           DECEMBER 31, 1996
                                                                   ------------------          ------------------
Shares sold.....................................................        6,757,471,254               5,268,446,578
Shares issued in connection with reinvestment of dividends
   from net investment income...................................           68,375,264                  51,941,658
Shares redeemed.................................................       (6,496,879,767)             (5,095,436,397)
                                                                   ------------------          ------------------
Net increase....................................................          328,966,751                 224,951,839
                                                                   ==================          ==================

NOTE 4--NET ASSETS

     Net assets consisted of the following:

                                                                    DECEMBER 31, 1997            DECEMBER 31, 1996
                                                                    -----------------            -----------------
Capital stock, at par...........................................    $       1,563,302            $      1,234,336
Paid-in capital in excess of par................................        1,561,739,204               1,233,101,418
Net accumulated realized capital loss...........................              (14,358)                    (14,339)
                                                                    -----------------            ----------------
                                                                    $   1,563,288,148            $  1,234,321,415
                                                                    =================            ================

                          INDEPENDENT AUDITORS' REPORT


SHAREHOLDERS AND BOARD OF DIRECTORS
THE BRADFORD FUNDS, INC.
THE BRADFORD MONEY FUND



         We have audited the accompanying statement of net assets of The Bradford Funds, Inc., The Bradford Money Fund as of December 31, 1997 and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Bradford Funds, Inc., The Bradford Money Fund as of December 31, 1997, the results of its operations, changes in its net assets and the financial highlights for the respective stated years in conformity with generally accepted accounting principles.










DELOITTE & TOUCHE LLP


Nashville, Tennessee
January 16, 1998

                                    APPENDIX

                            COMMERCIAL PAPER RATINGS


         Standard & Poor's Corporation. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.

         Moody's Investors Service, Inc. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Prime-1 Superior capacity for repayment of short-term promissory obligations.

         Prime-2 Strong capacity for repayment of short-term promissory obligations.

         Prime-3 Acceptable capacity for repayment of short-term promissory obligations.

         Duff and Phelps, Inc. Duff & Phelps' commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. The ratings apply to obligations with maturities (when issued) of under one year.

         Duff & Phelps refines the traditional "1" category. As a consequence, Duff & Phelps has incorporated gradations of "1+" (one plus) and "1-" (one minus), to, respectively, indicate the "highest" certainty of timely payment or simply "high" certainty of timely payment. The Duff 2 category has not been similarly refined but could be at some later date.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3 Satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

All Duff & Phelps' short-term ratings (Duff 1, Duff 2 and Duff 3) are considered investment grade. No ratings are issued for companies whose commercial paper is not deemed to be of investment grade.


Fitch IBCA Information Services, Inc. Fitch IBCA Information Services, Inc. short term ratings, as described by the company, are:

F1+: Commercial paper assigned this rating is regarded as having the strongest capacity for timely payment of financial commitments; an added "+" denotes any exceptionally strong credit feature.

F1: Commercial paper assigned this rating is regarded as having a capacity for timely payment only slightly less than the highest rating, i.e., F1+.

F2: Commercial paper assigned this rating is regarded as having a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as the two higher ratings.

                                     PART C

                                OTHER INFORMATION


Item 24.          Financial Statements and Exhibits

                  (a) Financial Statements

                  Included in the Prospectus:


                  Financial Highlights for the period February 8, 1989 through December 31, 1989 and for the years ended December 31, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and
                  1997.

                  Included in Part B:

                  Statement of Net Assets as of December 31, 1997.

                  Statement of Operations for the year ended December 31, 1997.

                  Statements of Changes in Net Assets for the years ended December 31, 1997 and 1996.

                  Financial Highlights for the years ended December 31, 1997, 1996, 1995, 1994 and 1993.

                  Notes to Financial Statements, December 31, 1997.

                  Independent Auditors' Report dated January 16, 1998.

         All required financial statements are included in Part B. All other financial statements and schedules are inapplicable.


         (b)      Exhibits

                  (1) Articles of Incorporation of the Registrant are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

                  (1.1) Amendment to Articles of Incorporation dated February 9, 1989, is incorporated by reference to Exhibit (1.1) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

                  (1.2) Articles Supplementary to Articles of Incorporation approved July 19, 1989, are incorporated by reference to Exhibit (1.2) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

                  (1.3) Articles Supplementary to Articles of Incorporation approved April 25, 1991, are incorporated by reference to Exhibit (1.3) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

                  (1.4) Articles Supplementary to Articles of Incorporation approved August 3, 1995, are incorporated by reference to Exhibit (1.4) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.


                  (1.5) Articles Supplementary to Articles of Incorporation approved February 14, 1997, are incorporated by reference to Exhibit (1.5) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 29, 1997.


                  (2) Bylaws of the Registrant are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

                  (2.1)    Amendment dated December 14, 1988 to Article III,
                           Section 6 of the Bylaws is incorporated by reference to Exhibit (2.1) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

                  (2.2)    Amendment dated January 31, 1989, to Article II,
                           Section 2 of the Bylaws is incorporated by reference to Exhibit (2.2) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

                  (2.3) Amendment dated July 19, 1989, to Article I, Section 2 of the Bylaws is incorporated by reference to Exhibit (2.3) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

                  (2.4) Amendment dated July 18, 1997, to Article I, Section 2 of the Bylaws.


                  (3)      Not Applicable

                  (4)      Not Applicable

                  (5) Form of Investment Advisory Agreement between the Registrant on behalf of the Fund and the Adviser is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

                  (6) Form of Distribution Agreement between the Registrant on behalf of the Fund and Bradford is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137)
                           filed on April 24, 1996.

                  (7)      Not Applicable


                  (8) Form of Custodian Agreement between the Registrant on behalf of the Fund and the Custodian dated as of August 15, 1997.


                  (9)(a) Form of Transfer Agency Agreement between the Registrant on behalf of the Fund and Bradford is incorporated by reference to Exhibit (9)(a) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

                  (a)-1 Fee Letter dated as of February 1, 1993, relating to the Transfer Agency Agreement between the Registrant on behalf of the Fund and Bradford is incorporated by reference to Exhibit (9)(a)-1 of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.


                  (b) Form of Administrative Services Agreement between the Registrant on behalf of the Fund and Reich & Tang dated as of August 15, 1997.


                  (c) Form of Bradford Capital Management Account Agreements and Account Summary Descriptions are incorporated by reference to Exhibit (9)(c) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 29, 1997.

                 *(10)     Opinion of Counsel.

                  (11)     Consent of Deloitte & Touche LLP

                  (12)     Not Applicable

                  (13) Form of Initial Capital Agreement between Bradford Capital Management, Ltd. and the Registrant on behalf of the Fund is incorporated by reference to Exhibit
                           (13) of Post-Effective Amendment No. 9 to
                           Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.


                  (14)(a) IRA Adoption Agreement is incorporated by reference to Exhibit (14)(a) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996. Disclosure Statement Amendments and Disclosure Statement relating thereto.

                  (b) Adoption Agreements, Summary Plan Description and Summary Plan Description General Information Sheets are incorporated by reference to Exhibit (14)(b) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996. J.C. Bradford Prototype Qualified Retirement Plans and Trusts (Model Plans).


                  (c) J.C. Bradford & Co. Prototype Simplified Employee Pension Plan, Adoption Agreement and Participant Salary Deferral Agreement are incorporated by reference to Exhibit (14)(c) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

                  (d) J.C. Bradford & Co. Simplified Standardized Adoption Agreements and General Information Sheets are incorporated by reference to Exhibit (14)(d) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.


                  (e) J.C. Bradford & Co. Flexible Nonstandardized Safe Harbor 401(k) Profit Sharing Plan Adoption Agreement, Flexible Standardized 401(k) Profit Sharing Plan Adoption Agreement and Prototype Plan Document for Qualified Retirement Plans (401(k) Profit Sharing) are incorporated by reference to Exhibit (14)(e) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 29, 1997.

                  (f) Simple IRA Adoption Agreement, Disclosure Statement, Disclosure Statement Amendments and Custodial Agreement.

                  (g) Account Application, Custodial Account Agreement and Account Transfer Form for 403(b) Choice Account.


---------------

         * Filed with Registrant's Notice filed pursuant to Rule 24f-2 on February 26, 1997.

                  (15) Form of Rule 12b-1 Plan of Registrant on behalf of the Fund is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24, 1996.

                  (16) Schedule for Computation of Performance Quotations are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 29, 1997.

                  (17)     Financial Data Schedule.

                  (18)     None.

                  (19)     (a)      Consent of Baker & Hostetler LLP.

                           (b)      Powers of Attorney for Allan L. Erb, Douglas
                                    C. Altenbern, William Carter, Richard W.
                                    Hanselman, Michael R. Shea, Edward J. Roach,
                                    William T. Spitz and Randall R. Harness are incorporated by reference to Exhibit (19)(b) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) filed on April 24,
                                    1996.

Item 25. Persons Controlled by or Under Common Control with Registrant

          None.

Item 26.  Number of Holders of Securities


          (1)                                               (2)
                                                Number of Record Holders
         Title of Class                           as of March 31, 1998*
         --------------                         -----------------------
         Common Stock,
         par value $.001
         per share                                      136,387


----------------------

* Shares are registered in the name of J.C. Bradford & Co. LLC for the sub-accounts of these holders.

Item 27. Indemnification

         Article VIII of the Registrant's Articles of Incorporation provides for indemnification of any director or officer of Registrant to the fullest extent permitted by law, including the advance of expenses under the procedures and to the full extent permitted by law. This provision does not authorize indemnification of any director or officer against any liability to Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Registrant will advance indemnification expenses only in accordance with the requirements imposed by the Securities and Exchange Commission as set forth in Investment Company Act Releases 7,221 and 11,330.

         Insofar as the indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         Mutual fund and director and officer liability policies may be purchased jointly by the Registrant, Bradford Capital Management, Ltd. and Bradford to insure such persons and their respective partners, directors, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 28. Business and Other Connections of Investment
         Adviser

         Information on the business of the Adviser is described in the section of the Prospectus, filed as part of this Registration Statement, entitled "MANAGEMENT."

         Set forth below is a list of the general partner and all officers of Bradford Capital Management, Ltd. and, with respect to each such person, the name and business address of all companies (if any) with which such person has been connected at any time since January 1, 1996, as well as the capacity in which such person was connected:


     Name and                       Name and Principal
   Position with                    Business Address of                 Connection with
Investment Adviser                  Other Company                        Other Company
------------------                  --------------------                ---------------
Allan L. Erb                        J. C. Bradford & Co.                Voting Member
  President                         LLC
                                    330 Commerce Street
                                    Nashville, TN 37201

Michael R. Shea                     J. C. Bradford & Co.                Voting Member
  Vice President                    LLC
                                    330 Commerce Street
                                    Nashville, TN 37201

Judy K. Abroms                      J. C. Bradford & Co.                Equity Member
  Vice President                    LLC
                                    330 Commerce Street
                                    Nashville, TN 37201

R. Patrick Shepherd                 J. C. Bradford & Co.                Voting Member and
  Vice President                    LLC                                 Secretary
                                    330 Commerce Street
                                    Nashville, TN 37201

                                    JCB Financial                       Secretary
                                      Services, Inc.
                                    330 Commerce Street
                                    Nashville, TN 37201

Randall R. Harness                  J. C. Bradford & Co.                Voting Member and
 Secretary/Treasurer                LLC                                 Assistant Secretary
                                    330 Commerce Street
                                    Nashville, TN 37201

                                    JCB Financial                       Treasurer
                                      Services, Inc.
                                    330 Commerce Street
                                    Nashville, TN 37201

                                    J. C. Bradford &                    Secretary/Treasurer
                                      Co. Inc.
                                    330 Commerce Street
                                    Nashville, TN 37201

Robert P. DeBastiani                J. C. Bradford & Co.                Equity Member
  Vice President                    LLC
                                    330 Commerce Street
                                    Nashville, TN 37201

JCB Financial                       Bradford & Co.,                     Subsidiary
  Services, Inc.                      Incorporated
  General Partner                   330 Commerce Street
                                    Nashville, TN 37201

Item 29. Principal Underwriters

         (a) J. C. Bradford & Co. LLC does not act as principal under- writer, distributor or investment adviser of any investment company other than the Registrant.

         (b) The name, positions and offices with J. C. Bradford & Co. LLC, and positions and offices with the Registrant, of each voting member and officer of
J. C. Bradford & Co. LLC, 330 Commerce Street, Nashville, Tennessee 37201, are as follows:

                                                                        Positions and
                                    Positions and Offices                Offices with
        Name                          with Underwriter                    Registrant
---------------------------         -----------------------            ------------------
J. C. Bradford, Jr.                 Senior Partner, Chief                   None
                                    Manager
W. Lucas Simons, Jr.                Managing Partner                        None
C. Taxon Malott                     Voting Member                           None
Victor A. Ptak                      Voting Member                           None
M. Alton Ross, Jr.                  Voting Member                           None
J. Ronald Scott                     Voting Member                           None
F. Mitchell Johnson                 Voting Member                           None
Park B. Smith                       Voting Member                           None
James M. Avent, Jr.                 Voting Member                           None
R. R. Harness                       Chief Financial Partner               Treasurer
                                    and Assistant Secretary
Michael R. Shea                     Voting Member                     Vice President and
                                                                          Director
R. Patrick Sheperd                  Voting Member and                   Vice President
                                    Secretary
John Felber                         Voting Member                           None
James S. Frazer, III                Voting Member                           None
Douglas O. Kitchen                  Voting Member                           None
Louis B. Todd, Jr.                  Voting Member                           None
Marc Garrett                        Voting Member                           None
Eric L. Broder                      Voting Member                           None
Frank F. Venable, Jr.               Voting Member                           None
Barry B. Polston                    Voting Member                           None
Allan L. Erb                        Voting Member                       President and
                                                                          Director
Jeffrey E. Powell                   Voting Member                           None



Item 30. Location of Accounts and Records


         The Articles of Incorporation, By-Laws and minute books of the Registrant are in the physical possession of Baker & Hostetler LLP, 65 East State Street, Suite 2100, Columbus, Ohio 43215. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules and regulations promulgated thereunder are in the physical possession of Bradford Capital Management, Ltd., 330 Commerce Street, Nashville, Tennessee 37201 (records relating to investment advisory functions), J. C. Bradford & Co. LLC, 330 Commerce Street, Nashville, Tennessee 37201 (records relating to transfer agency and dividend disbursing functions), or Reich & Tang Asset Management, L.P., 600 Fifth Avenue, New York, New York 10020 (all other records).


Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nashville and State of Tennessee on the 23rd day of April, 1998.

                                    THE BRADFORD FUNDS, INC.
                                    THE BRADFORD MONEY FUND


                                    By /s/ Allan L. Erb
                                       ---------------------------------
                                       Allan L. Erb
                                       President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

         Name                                        Title                                       Date
         ----                                        -----                                       ----
/s/ Allan L. Erb                                     Principal Executive                         April 23, 1998
----------------------------                         Officer and Director
Allan L. Erb

/s/ Randall R. Harness                               Principal Financial                         April 23, 1998
----------------------------                         and Accounting Officer
Randall R. Harness

/s/*Douglas C. Altenbern                             Director                                    April 23, 1998
----------------------------
Douglas C. Altenbern

/s/*William Carter                                   Director                                    April 23, 1998
----------------------------
William Carter

/s/*Richard W. Hanselman                             Director                                    April 23, 1998
----------------------------
Richard W. Hanselman

/s/ *Edward J. Roach                                 Director                                    April 23, 1998
----------------------------
Edward J. Roach

/s/*Michael R. Shea                                  Director                                    April 23, 1998
----------------------------
Michael R. Shea

/s/*William T. Spitz                                 Director                                    April 23, 1998
----------------------------
William T. Spitz

*By  /s/ Allan L. Erb                                                                            April 23, 1998
----------------------------
    Allan L. Erb
    Attorney-in-Fact

                                  EXHIBIT INDEX




Exhibit                             Description                               Page
-------                             -----------                               ----
 (1)              Articles of Incorporation of the Registrant
                  were filed as Exhibit (1) to Post-Effective
                  Amendment No. 9 to Registrant's Registration
                  Statement on Form N-1A (No. 33-25137) on April
                  24, 1996.

 (1.1)            Amendment to Articles of Incorporation dated
                  February 9, 1989, was filed as Exhibit (1.1) to Post-Effective Amendment No. 9 to
                  Registrant's Registration Statement on Form N-
                  1A (No. 33-25137) on April 24, 1996.

 (1.2)            Articles Supplementary to Articles of
                  Incorporation approved July 19, 1989, were filed as Exhibit (1.2) to Post-Effective
                  Amendment No. 9 to Registrant's Registration
                  Statement on Form N-1A (No. 33-25137) on April
                  24, 1996.

 (1.3)            Articles Supplementary to Articles of
                  Incorporation approved April 25, 1991, were filed as Exhibit (1.3) to Post-Effective
                  Amendment No. 9 to Registrant's Registration
                  Statement on Form N-1A (No. 33-25137) on April
                  24, 1996.

 (1.4)            Articles Supplementary to Articles of
                  Incorporation approved August 3, 1995, were filed as Exhibit (1.4) to Post-Effective
                  Amendment No. 9 to Registrant's Registration
                  Statement on Form N-1A (No. 33-25137) on April
                  24, 1996.

 (1.5)            Articles Supplementary to Articles of
                  Incorporation approved February 14, 1997, were filed as Exhibit (1.5) to Post-Effective
                  Amendment No. 10 to Registrant's Registration
                  Statement on Form N-1A (No. 33-25137) on April
                  29, 1997.

 (2)              Bylaws of the Registrant were filed as Exhibit
                  (2) to Post-Effective Amendment No. 9 to
                  Registrant's Registration Statement on Form N-
                  1A (No. 33-25137) on April 24, 1996.

 (2.1)            Amendment dated December 14, 1988, to Article
                  III, Section 6 of the Bylaws was filed as Exhibit (2.1) to Post-Effective Amendment No.
                  9 to Registrant's Registration Statement on
                  Form N-1A (No. 33-25137) on April 24, 1996.

 (2.2)            Amendment dated January 31, 1989, to Article
                  II, Section 2 of the Bylaws was filed as Exhibit (2.2) to Post-Effective Amendment No.
                  9 to Registrant's Registration Statement on
                  Form N-1A (No. 33-25137) on April 24, 1996.

 (2.3)            Amendment dated July 19, 1989, to Article I,
                  Section 2 of the Bylaws was filed as Exhibit
                  (2.3) to Post-Effective Amendment No. 9 to
                  Registrant's Registration Statement on Form N-
                  1A (No. 33-25137) on April 24, 1996.

 (2.4)            Amendment dated July 18, 1997, to Article I,
                  Section 2 of the Bylaws.

 (5) Form of Investment Advisory Agreement between the Registrant on behalf of the Fund and the Adviser was filed as Exhibit (5) to Post-
                  Effective Amendment No. 9 to Registrant's
                  Registration Statement on Form N-1A (No. 33-
                  25137) on April 24, 1996.

 (6)              Form of Distribution Agreement between the
                  Registrant on behalf of the Fund and Bradford was filed as Exhibit (6) to Post-Effective
                  Amendment No. 9 to Registrant's Registration
                  Statement on Form N-1A (No. 33-25137) on April
                  24, 1996.

 (8)              Form of Custodian Agreement between the
                  Registrant on behalf of the Fund and the Custodian dated as of August 15, 1997.

 (9)(a)           Form of Transfer Agency Agreement between the
                  Registrant on behalf of the Fund and Bradford was filed as Exhibit (9)(a) to Post-Effective
                  Amendment No. 9 to Registrant's Registration
                  Statement on Form N-1A (No. 33-25137) on April
                  24, 1996.

    (a)-1 Fee Letter dated as of February 22, 1993, relating to the Transfer Agency Agreement between the Registrant on behalf of the Fund and Bradford was filed as Exhibit (9)(a)-1 to Post-Effective Amendment No. 9 to Registrant's

                  Registration Statement on Form N-1A (No. 33-
                  25137) on April 24, 1996.

    (b)           Form of Administrative Services Agreement between the
                  Registrant on behalf of the Fund and Reich & Tang dated as of August 15, 1997.

    (c)           Form of Bradford Capital Management Account
                  Agreements and Account Summary Descriptions were filed as Exhibit (9)(c) to Post-Effective
                  Amendment No. 10 to Registrant's Registration
                  Statement on Form N-1A (No. 33-25137) on April
                  29, 1997.

(11)              Consent of Deloitte & Touche LLP

(13)              Form of Initial Capital Agreement between
                  Bradford Capital Management, Ltd. and the
                  Registrant on behalf of the Fund was filed as Exhibit (13) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form
                  N-1A (No. 33-25137) on April 24, 1996.

(14)(a)           IRA Adoption Agreement was filed as
                  Exhibit (14)(a) to Post-Effective Amendment
                  No. 9 to Registrant's Registration Statement on Form N-1A (No. 33-25137) on April 24, 1996.
                  Disclosure Statement Amendments and Disclosure
                  Statement relating thereto.

    (b)           Adoption Agreements, Summary Plan Description and
                  Summary Plan Description and General Information Sheets were filed as Exhibit (14)(b) to Post-Effective Amendment
                  No. 9 to Registrant's Registration Statement on Form
                  N-1A (No. 33-25137) on April 24, 1996. J.C. Bradford Prototype
                  Qualified Retirement Plans and Trusts (Model Plans).

    (c)           J.C. Bradford & Co. Prototype Simplified
                  Employee Pension Plan, Adoption Agreement and
                  Participant Salary Deferral Agreement were filed as Exhibit (14)(c) to Post-Effective
                  Amendment No. 9 to Registrant's Registration
                  Statement on Form N-1A (No. 33-25137) on April
                  24, 1996.

    (d)           J.C. Bradford & Co. Simplified Standardized Adoption
                  Agreements and General Information Sheets were filed as Exhibit (14)(d) to Post-Effective Amendment No. 9 to
                  Registrant's Registration Statement on Form N-1A (No. 33-
                  25137) on April 24, 1996.

    (e)           J.C. Bradford & Co. Flexible Nonstandardized
                  Safe Harbor 401(k) Profit Sharing Plan
                  Adoption Agreement, Flexible Standardized
                  401(k) Profit Sharing Plan Adoption Agreement and Prototype Plan Document for Qualified
                  Retirement Plans (401(k) Profit Sharing) were filed as Exhibit (14)(e) to Post-Effective
                  Amendment No. 10 to Registrant's Registration
                  Statement on Form N-1A (No. 33-25137) on April
                  29, 1997.

    (f)           Simple IRA Adoption Agreement, Disclosure Statement,
                  Disclosure Statement Amendments and Custodial Agreement.

    (g)           Account Application, Custodial Account Agreement and Account
                  Transfer Form for 403(b) Choice Account.

(15) Form of Rule 12b-1 Plan of Registrant on behalf of the Fund was filed as Exhibit (15) to Post-Effective Amendment No. 9 to
                  Registrant's Registration Statement on Form N-
                  1A (No. 33-25137) on April 24, 1996.

(16)              Schedule for Computation of Performance
                  Quotations was filed as Exhibit (16) to Post-
                  Effective Amendment No. 10 to Registrant's
                  Registration Statement on Form N-1A (No. 33-
                  25137) on April 29, 1997.

(17)              Financial Data Schedule.

(18)              None.

(19)              (a)      Consent of Baker & Hostetler LLP.

                  (b)      Power of Attorney for Allan L. Erb, Douglas C.
                           Altenbern, William Carter, Richard W.
                           Hanselman, Michael R. Shea, Edward J. Roach,
                           William T. Spitz and Randall R. Harness were filed as Exhibit (19)(b) to Post-Effective
                           Amendment No. 9 to Registrant's Registration
                           Statement on Form N-1A (No. 33-25137) on April
                           24, 1996.

       As filed with the Securities and Exchange Commission April 29, 1998


                                              1933 Act Registration No. 33-25137
                                                      1940 Act File No. 811-5682







                                   EXHIBITS TO




                                    FORM N-1A





             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]




                           Post-Effective Amendment No. 11                  [x]


                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [x]


                                Amendment No. 13






                            The Bradford Funds, Inc.
                             The Bradford Money Fund
               (Exact Name of Registrant as Specified in Charter)



                                600 Fifth Avenue
                            New York, New York 10020
                    (Address of Principal Executive Offices)


                         Registrant's Telephone Number:
                                 (888) 226-5504